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                                                               Exhibit 10.10


                        L-3 COMMUNICATIONS CORPORATION

                                 PENSION PLAN




























                                                      Effective April 30, 1997


July 24, 1997



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                               TABLE OF CONTENTS
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INTRODUCTION...........................................................................................1

GENERAL DESCRIPTION ...................................................................................1

ARTICLE I. DEFINITIONS ................................................................................2
         Accrual Service ..............................................................................2
         Accumulated Contributions ....................................................................2
         Actuarial Equivalent .........................................................................2
         Affiliate ....................................................................................2
         Alternate Payee ..............................................................................2
         Annuity Starting Date ........................................................................3
         Basic Benefit ................................................................................3
         Beneficiary ..................................................................................3
         Board ........................................................................................4
         Break in Service .............................................................................4
         Code .........................................................................................4
         Committee ....................................................................................4
         Company ......................................................................................4
         Contributing Participant .....................................................................4
         Contributory Benefit .........................................................................4
         Deferred Vested Termination Benefit ..........................................................4
         Deferred Vested Termination Date .............................................................4
         Early Commencement Factor ....................................................................5
         Early Retirement Benefit .....................................................................5
         Early Retirement Date ........................................................................5
         Earnings .....................................................................................5
         Effective Date ...............................................................................6
         Election Period ..............................................................................6
         Eligibility Service ..........................................................................6
         Eligible Spouse ..............................................................................7
         Employee .....................................................................................7
         Employer .....................................................................................7
         Employment Date ..............................................................................7
         ERISA ........................................................................................7
         Forfeitures ..................................................................................8
         Former Participant ...........................................................................8
         Highly Compensated Employee ..................................................................8
         Hour of Service ..............................................................................8
         Late Retirement Benefit ......................................................................8
         Late Retirement Date .........................................................................8
         Minimum Basic Benefit ........................................................................8
         Monthly Accrued Benefit ......................................................................8


                                                                          L-3 Communications Corporation
                                                                                            Pension Plan


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         Normal Retirement Benefit ....................................................................8
         Normal Retirement Date .......................................................................8
         Participant ..................................................................................8
         Period of Severance ..........................................................................8
         Plan .........................................................................................8
         Plan Year ....................................................................................9
         Prior Employer ...............................................................................9
         Prior Plan ...................................................................................9
         Proper Application ...........................................................................9
         QDRO .........................................................................................9
         Qualified Joint and Survivor Annuity .........................................................9
         Qualified Pre-Retirement Survivor Annuity ....................................................9
         Retirement Date ..............................................................................9
         Service ......................................................................................10
         Severance From Service Date ..................................................................10
         Social Security Wage Base ....................................................................10
         Trust Agreement ..............................................................................10
         Trust ........................................................................................11
         Trustee ......................................................................................11
         Vested Participant ...........................................................................11
         Vested Percentage ............................................................................11
         Vesting Service ..............................................................................11

ARTICLE II.       ADMINISTRATION.......................................................................12

         2.1      Committee 's Discretionary Power to Interpret and
                  Administer the Plan..................................................................12
         2.2      Rules of the Committee ..............................................................13
         2.3      Claims Procedure ....................................................................13
         2.4      QDRO Claim ..........................................................................15
         2.5      Indemnification of Committee Members ................................................15
         2.6      Power to Execute Plan and Other Documents ...........................................15
         2.7      Conclusiveness of Records ...........................................................15

ARTICLE III.      ELIGIBILITY AND HOW TO CALCULATE
                           SERVICE ....................................................................16

         3.1      When Participation Starts and Ends ..................................................16
         3.2      General Restrictions on Participation ...............................................17
         3.3      How to Calculate Eligibility Service ................................................17
         3.4 .    Rule of Parity o Disregarding Prior Service .........................................19
         3.5      How to Calculate Accrual Service ....................................................19
         3.6      How to Calculate Vesting Service ....................................................20

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                                                                                            Pension Plan

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ARTICLE IV.       VESTING AND FORFEITURES..............................................................21

         4.1      Vesting  ............................................................................21
         4.2      Changes in Vesting Schedule .........................................................22
         4.3      Forfeitures .........................................................................22
         4.4      Restoring Forfeitures ...............................................................22

ARTICLE V.        AMOUNT OF RETIREMENT BENEFIT.........................................................23

         5.1      General Rules for Calculating Amount of Plan Benefits................................23
         5.2      The Different Plan Benefits .........................................................23
         5.3      Monthly Accrued Benefit .............................................................24
         5.4      Special Section 401(a)(17) Provision Regarding Plan Benefits.........................25
         5.5      Minimum Basic Benefit for Certain Participants ......................................26
         5.6      Normal Retirement Benefit ...........................................................27
         5.7      Late Retirement Benefit .............................................................27
         5.8      Early Retirement Benefit ............................................................28
         5.9      Deferred Vested Termination Benefit .................................................29
         5.10     Co-ordination with Prior Plan .......................................................29
         5.11     Effect of, Deferred Payment .........................................................30
         5.12     Effect of Reemployment After Receipt of Plan Benefits ...............................30

ARTICLE VI.       PAYMENT OF RETIREMENT AND DEATH BENEFITS.............................................32
         6.1      How to Retire........................................................................32
         6.2      Timing of Participant's Benefits ....................................................32
         6.3      Normal Form of Benefits .............................................................35
         6.4      Notice and Election Period ..........................................................35
         6.5      Waiver and Spousal Consent Necessary for Optional Forms of
                  Benefit .............................................................................36
         6.6      Optional Forms of Benefit ...........................................................38
         6.7      Suspending Plan Payments Upon Reemployment ..........................................39
         6.8      Qualified Pre-Retirement Survivor Annuity ...........................................39
         6.9      Form of Benefit Fixed as of Annuity Starting Date ...................................41

ARTICLE VII.      IN-SERVICE WITHDRAWAL AND RETURN OF
                      CONTRIBUTIONS ...................................................................43

         7.1      In-Service Withdrawal of Pre-1970 Employee Contributions.............................43

ARTICLE VIII.     THE TRUST, FUNDING AND CONTRIBUTIONS ................................................44
         8.1      Contributions to the Trust Fund .....................................................44
         8.2      The Trust ...........................................................................44

                                                                          L-3 Communications Corporation
                                                                                            Pension Plan

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ARTICLE IX.       AMENDMENT AND TERMINATION............................................................45

         9.1      Power to Amend Plan .................................................................45
         9.2      Power to Terminate Plan .............................................................45
         9.3      Allocation of Assets Upon Termination ...............................................45
         9.4      Reversion of Assets Upon Termination ................................................45

ARTICLE X.        LIMITATION OF BENEFITS...............................................................47

         10.1     Construction ........................................................................47
         10.2     Definitions .........................................................................47
         10.3     Limitation on Annual Benefits .......................................................48
         10.4     Adjustments for Early or Late Payment ...............................................48
         10.5     Conditional Exemption for Pensions Under $10,000 ....................................49
         10.6     Participants with Fewer Than Ten Years of Service ...................................49
         10.7     Participants with Fewer Than Ten Years of Participation .............................50
         10.8     Benefits Payable under More Than One Defined Benefit Plan . . .......................50
         10.9     Participation in Defined Contribution Plan ..........................................50
         10.10    Limitation Year .....................................................................53
         10.11    Protection of Current Accrued Benefit ...............................................53
         10.12    Rules Regarding 25 Top-Paid Employees ...............................................53

ARTICLE XI.       GENERAL PROVISIONS ..................................................................55

         11.1     No Contract of Employment ...........................................................55
         11.2     Employer Not Liable for Plan Benefits ...............................................55
         11.3     Exclusive Benefit and Return of Employer Contributions ..............................55
         11.4     Tax Withholding .....................................................................56
         11.5     Incompetency or Minority of Payee ...................................................56
         11.6     Missing Payees ......................................................................57
         11.7     Alienation and QDROs ................................................................57
         11.8     Notice to Committee, Elections ......................................................58
         11.9     Merger or Transfer With Other Plans .................................................58
         11.10    Fiduciaries .........................................................................59
         11.11    Plans Shall Comply with Law; and Choice of Law ......................................59
         11.12    Deemed Distribution of Unvested Amounts .............................................59
         11.13    Gender and Number ...................................................................59
         11.14    Headings ............................................................................59
         11.15    Illegality of Particular Provisions .................................................60
         11.16    Receipt and Release for Payments ....................................................60
         11.17    Action by the .......................................................................60
         11.18    Mistaken Payments ...................................................................60
         11.19    Participants and Beneficiaries Bound by the Plan ....................................60

                                                                           L-3 Communications Corporation
                                                                                             Pension Plan

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
         11.20    Direct Rollover Distributions to Other Plans or IRAs ................................60
         11.21    Transfers Among Affiliates ..........................................................62

ARTICLE XII.      TOP-HEAVY PROVISIONS.................................................................64

         12.1     Applicable Plans Included in Determination of "Top Heavy"
                  Status   ............................................................................64
         12.2     "Key Employee" ......................................................................64
         12.3     "Top Heavy" Test ....................................................................65
         12.4     Determination Dates .................................................................65
         12.5     Add-Back of Prior Distributions .....................................................66
         12.6     Former Employees Disregarded after Five Plan Years ..................................66
         12.7     Compliance with Section 416 of the Code .............................................66
         12.8     Beneficiaries .......................................................................66
         12.9     Provisions Applicable in "Top Heavy" Plan Years .....................................66

EXHIBIT A.        ACTUARIAL EQUIVALENT FACTORS.........................................................-1-
EXHIBIT B.        CONTRIBUTORY BENEFITS ...............................................................-3-


                                                                            L-3 Communications Corporation
                                                                                              Pension Plan
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                                      v
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                  L-3 COMMUNICATIONS CORPORATION PENSION PLAN
                  -------------------------------------------

                                 INTRODUCTION
                                 ------------

         On April 30, 1997, Lockheed Martin Corporation ("Lockheed Martin") sold certain of its businesses (the "Business") to L-3 Communications Holdings, Inc. ("Holdings"). In connection with the sale, certain employees in the information display systems operations of the Lockheed Martin currently located in Alpharetta, Georgia, and certain headquarters employees became employees of L-3 Communications Corporation, a wholly owned subsidiary of Holdings. Lockheed Martin agreed to transfer, and Holdings agreed to accept, the assets under the Lockheed Martin Tactical Defense Systems Pension Plan (Corp. & LMSD) (the "Pension Plan") attributable to the Accrued Benefits of the employees and former employees (the "Transferred Individuals") of the transferred operations.

         The Transferred Individuals shall be entitled to their Accrued Benefit under the Pension Plan (or a predecessor plan) as of April 30, 1997, provided that the assets are transferred, and future benefits, if any, under the terms of this Plan.

         A Participant under this Plan, including a Transferred Individual, is entitled to benefits under the terms of the Plan in effect, including the terms of the Pension Plan or any other predecessor plan, when the Participant terminates (or terminated) employment with the Employer.

         The Plan is intended to be qualified under Internal Revenue Code
Section 401 and its Trust is intended to be tax-exempt under Code Section 501.

                              GENERAL DESCRIPTION
                              -------------------

         Benefits attributable to Employer contributions are integrated with Social Security, under Code Section 401(l). Such benefits are termed the "Basic Benefit" under the Plan. The Plan also provides for a "Minimum Basic Benefit" for certain Participants.

         The plan does not charge for QPSA coverage, and does provide for a subsidized early retirement benefit.

                                                L-3 Communications Corporation
                                                                  Pension Plan


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                            ARTICLE I. DEFINITIONS

         As used in this Plan, the following terms shall have the following meanings, unless a different meaning is required by the context:

"Accrual Service" shall have the meaning set forth in Section 3.5.

"Accumulated Contributions" means the after-tax, voluntary employee contributions made by a Participant under the Prior Plan prior to April 1, 1970. These contributions, plus the accrued interest described in this paragraph, constitute a Contributing Participant's Contributory Benefit. The accrued interest shall be computed up to April 1, 1970 as provided under the Prior Plan plus interest thereon at the rate of 4% per year for the period from April 1, 1970 through December 31, 1973, at the rate of 5% per year for the period from January 1, 1974 through December 31, 1987, and at the rate of 120% of the Federal mid-term rate (as in effect under Code Section 1274 for the first month of each Plan Year) for the period beginning January 1, 1988 compounded annually from the last day of the calendar year in which such contributions were made to the first day of the month in which occurs the earliest of (a) withdrawal of such contributions by the Participant prior to or termination of employment, (b) the Participant's Annuity Starting Date, (c) the Participant's death, or (d) the date the Participant becomes a Former Participant.

"Actuarial Equivalent" means an amount of equal value as determined in accordance with EXHIBIT A hereto.

"Affiliate" means the Company and any corporation, trade or business during any period when it is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Code Section 414(b), the common control rules of Code Section 414(c), the affiliated service group rules of Code Section 414(m), or the rules of 414(o), subject to the rules of Code Section 415(h).

"Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a "qualified" court domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant, as described in Code Section 414(p). The determination of whether a court order is "qualified" shall be made in the sole discretion of the Committee.

                                                L-3 Communications Corporation
                                                                  Pension Plan

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"Annuity Starting Date" shall mean:

         (a) with respect to any lump sum or installment payment, first day of the month coincident with or next following the date that the Participant is both entitled to and has completed his Proper Application for a Plan distribution,

         (b) with respect to any one of a series of payments over the life or life expectancy of one or more distributees, the first date for which the benefit is paid, even if this date is not the date of actual payment.

         (c) The term "Annuity Starting Date" shall be determined with respect to payments made to the Participant, rather than with respect to any survivor benefit payments (excepting only the QPSA).

         (d) The term "Annuity Starting Date" shall, in all events, be defined by Treasury Regulation Section 1.401(a)-20.

"Basic Benefit" for a Participant shall have the meaning set forth in Section
5.3.

"Beneficiary" means a Participant's designated beneficiary, under Plan procedures. As required by the context of the Plan, "Beneficiaries" may also include Alternate Payees.

         (a) The Beneficiary of any married Participant shall normally be his legally married spouse, at the time of death (whether or not she or he is an Eligible Spouse). Married Participants may designate someone other than a spouse as Beneficiary, only if the designation includes the written consent of the Participant's spouse, as set out in Plan Section 6.5. If these requirements are not met, then the designation of a non-spouse Beneficiary is invalid. However, the Committee may not require the spouse's written consent if it is established to the satisfaction of a Plan representative that such consent cannot be obtained because
             (1) there is no spouse, (2) the spouse cannot be located, or (3) such other circumstances exist as may be prescribed by applicable regulation.

                 Any such written spousal consent or establishment that consent cannot be obtained shall be effective only with respect to that spouse.

         (b) Beneficiary designations may be changed at any time before the Annuity Starting Date. If no proper Beneficiary is designated or survives, the Participant's Beneficiary shall be, in the following order of


                                                L-3 Communications Corporation
                                                                  Pension Plan

                                      3

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             priority: (1) his spouse, if living at the
             time of such payment; (2) his children (including adopted children but excluding stepchildren) per stirpes; (3) his estate.

         (c) If the Committee is in doubt as to the right of any person to receive a Plan benefit, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

"Board" means either the Board of Directors of the Company, or the Executive Committee of the Board of Directors.

"Break in Service" is defined in Section 3.3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and all appropriate regulations and administrative guidance.

"Committee" means the committee which administers the Plan in accordance with
Article II. As context requires, the term "Committee" shall refer to the Committee or its delegates.

"Company" means L-3 Communications Corporation, a Delaware corporation, and any successor thereto which adopts this Plan. The Company shall act by resolution of its Board of Directors.

"Contributing Participant" means a Participant who made voluntary after-tax contributions to the Prior Plan prior to April 1, 1970 and has not withdrawn such contributions.

"Contributory Benefit" is defined in Section 5.3, and shall equal the amounts set out in Exhibit B.

"Deferred Vested Termination Benefit" is defined in Section 5.9.

"Deferred Vested Termination Date" means:

         (a) the first day of the month coincident with or next following the date that a Participant terminates active employment. A Vested Terminated Date will always precede any date that might have been the Participant's Retirement Date.

                                                L-3 Communications Corporation
                                                                  Pension Plan


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         (b) Generally, a Deferred Vested Termination Date will arise only with respect to a Participant whose Vested Percentage is more than 0%. However, a Contributing Participant who retains a Contributory Benefit may incur a Deferred Vested Termination Date even if he has no Vested Percentage.

         (c) A Deferred Vested Termination Date will be the date as of which a Participant's Deferred Vested Termination Benefit is calculated, under Article V.

         (d) A Deferred Vested Termination Date is not a "Retirement Date" per se. Accordingly, if any benefit under any welfare plan is dependent upon "retirement," then such a benefit may not be available to a Participant who terminates employment as of his Deferred Vested Termination Date.

"Early Commencement Factor" is defined in Section 5.8.

"Early Retirement Benefit" is defined in Section 5.8.

"Early Retirement Date" means the first day of the month (a) coincident with or next following the date a Participant retires under the terms of the Plan, (b) on or after his 55th birthday and completion of ten years of Eligibility Service, and (c) prior to his Normal Retirement Date. For purposes of this definition only, Accrual Service includes any period during which the Employee was an active participant of (1) a qualified defined benefit plan sponsored by an Affiliate (provided that such a plan was in effect and sponsored by the Affiliate during the relevant period) or (2) the Prior Plan.

"Earnings" for any Plan Year shall mean:

         (a) the total cash remuneration actually paid by the Employer, including regular earnings; commissions; overtime pay; bonuses; incentive compensation; fringe benefits; elective employee deferrals or contributions made under any qualified retirement plan; and Code Section 125 elective, payroll deduction contributions.

         (b) Any compensation that is accrued but not paid during the relevant Plan Year shall not be accounted. The following items shall also be excluded: distributions from any employer qualified retirement or welfare plan; the disposition or granting of stock options; imputed income from life insurance; employer contributions made to any welfare plan, or to any


                                                L-3 Communications Corporation
                                                                  Pension Plan
             qualified retirement plan; any reimbursed expenses such as relocation expenses; all severance pay; and lump sum vacation allowances.

         (c) In addition to other applicable limits set out in this Plan, and notwithstanding any contrary Plan provisions, Earnings accounted under this Plan shall be capped at $150,000 (adjusted for cost of living, as provided by Code Section 401(a)(17)).

             (1) If a cost of living adjustment is declared under the Code with respect to any calendar year, it shall affect the Earnings accounted for the Plan Year that begins on the January 1st of that same calendar year.

             (2) Generally, if Earnings paid for any prior Plan Year are taken into account in determining benefit accruals for the current Plan Year, then the Earnings limit for the prior year will be subject to the Code Section 401(a)(17) limit applicable (adjusted for the cost of living) for that prior year.

             (3) If a Participant is not actively employed for a full Plan
                 Year, then his credited Earnings under Code Section 401(a)(17) shall not be reduced, prorated, or limited because of his incomplete year of service.

             (4) However, if this Plan should be amended to base its benefit allocation or accrual formula on compensation paid for a period of less than a Plan Year, then Earnings taken into account under this Plan shall be prorated, to correspond to the period of time used in the Plan formula. For example, if the Plan formula is based on compensation paid each quarter, then the 401(a)(17) limit for that Plan Year shall be divided by four, when applying the Plan benefit formula.

         (d) To the extent that any Participant's Earnings exceeded $150,000 prior to January 1, 1994, Section 5.4 shall apply to his accrued Plan benefit.

"Effective Date" of this Plan means April 30, 1997. Unless specified within the Plan, all Plan provisions are effective as of the Effective Date. However, the terms of the Prior Plan, or any earlier restatement of this Plan, shall apply with respect to periods before the Effective Date.

                                                L-3 Communications Corporation
                                                                  Pension Plan

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"Election Period" refers to a period during which certain elections must be made concerning the form of benefit paid under the Plan. It is described in
Section 6.4.

"Eligibility Service" is defined in Section 3.3.

"Eligible Spouse" means:

         (a) A participant's legally married spouse. Further, with respect to a spouse's eligibility to receive a QPSA benefit, an Eligible Spouse must have been married to the Participant for at least 12 continuous months before the Participant's date of death.

         (b) Whether or not an individual is an Eligible Spouse shall in all events be determined under Treasury Regulation Section 1.401(a)-20.

"Employee" shall mean:

         (a) any common-law employee in the service of the Employer,

         (b) Employees shall, as prescribed by the Code, also include employees of Affiliates, for the limited purposes of determining eligibility to participate, and vesting.

         (c) Leased employees as described by Code Section 414(n), shall be considered Employees for the sole purpose of Code Section 414(n)(3).

         Notwithstanding, the preceding provisions, the following shall not be an Employee:

         (d) any person whose terms of employment is subject to a collective bargaining agreement, to which the Company is a party, unless the agreement specifically provides for the person's participation in this Plan,

         (e) any common-law employee of an Employer or Affiliate who is employed at a site, unit, or subsidiary whose employees, under Employer or Affiliate policy, are not eligible to participate in a qualified defined benefit.

"Employer" means the New York Corporate office of the Company and the L-3 Communications Corporation - Display Systems Division currently located in Alpharetta, Georgia.

                                                L-3 Communications Corporation
                                                                  Pension Plan

"Employment Date" means the first day of employment with an Employer or Prior Employer, as determined by the Employer's procedures, and within its discretion.

"ERISA" means the Employee Retirement Income Security Act of 1974, as enacted or as amended from time to time, and all appropriate regulations and administrative guidance.

"Forfeitures" are defined in Section 4.3.

"Former Participant"

         (a) Means an individual who has ceased to be a Participant for any of the reasons set out in Section 3.1, and a former participant in the Prior Plan if the Prior Plan transferred to this Plan assets attributable to his accrued benefit under the Prior Plan.

         (b) A Former Participant is ineligible to accrue further benefits under the Plan, because he is no longer an active Participant.

"Highly Compensated Employee" means any Employee or former Employee who is a highly compensated employee as defined in Code Section 414(q).

"Hour of Service" means any hour for which an Employee is paid or is entitled to payment, for the performance of duties for the Employer or Prior Employer.

"Late Retirement Benefit" is defined in Section 5.7.

"Late Retirement Date" means the first day of the month coincident with or next following the date on which a Participant retires, under the terms of the Plan, after his Normal Retirement Date.

"Minimum Basic Benefit" is defined in Section 5.5.

"Monthly Accrued Benefit" is defined in Section 5.3.

"Normal Retirement Benefit" is defined in Section 5.6.

"Normal Retirement Date" means the first day of the month coincident with or next following the later of (i) a Participant's 65th birthday, or (ii) the date a Participant completes five years of Eligibility Service.

"Participant" means any Employee who is participating in the Plan, under the terms of the Plan, after meeting the eligibility requirements of Article III.

                                                L-3 Communications Corporation
                                                                  Pension Plan

"Period of Severance" is defined in Section 3.3.

"Plan" means the L-3 Communications Corporation Pension Plan, as amended from time to time, which includes EXHIBITS A and B which are attached, as well as the Trust Agreement.

"Plan Year" means the calendar year, except that the first Plan Year shall be the period beginning on April 30, 1997 and ending on December 31, 1997.

"Prior Employer" means Lockheed Martin Corporation prior to April 30, 1997, and Loral Corporation.

"Prior Plan" means the Lockheed Martin Tactical Systems Inc. Pension Plan (Corp. & LMDS), as in effect from time to time prior to the Effective Date, and the predecessors to that plan, which are the Loral Corporation Pension Plan, established effective April 1, 1970, and restated effective January 1, 1976, January 1, 1984, January 1, 1989 and restated, reflecting amendments made through December 20, 1994, effective January 1, 1989. It was preceded by the Retirement Plan for Non-Union Employees of Loral Corporation established effective January 1, 1963.

"Proper Application" is defined in Section 6.1.

"QDRO" is an abbreviation for "qualified domestic relations order," defined in
Section 11.7.

"QJSA" or "Qualified Joint and Survivor Annuity" means an annuity for the life of a Participant with a survivor annuity for the life of his Eligible Spouse, if there is an Eligible Spouse as of his Annuity Starting Date. The amount of the survivor annuity shall be 50% of the amount payable during the lifetime of the Participant. The QJSA shall be calculated to be the Actuarial Equivalent of a single life annuity for the life of the Participant, as of his Normal Retirement Date. In all events, a QJSA shall be as defined by Treasury Regulation Section 1.401(a)-20.

"QPSA" or "Qualified Pre-Retirement Survivor Annuity" means an annuity for the life of an Eligible Spouse who survives a Participant, under the circumstances and in the amount described in Section 6.8. In all events a QPSA shall be defined by Treasury Regulation Section 1.401(a)-20.

"Retirement Date" means a Participant's Normal, Early or Late Retirement Date, whichever is applicable. A Vested Terminated Participant shall not have a Retirement Date, per se. Accordingly, if any benefit under any welfare plan is conditioned upon "retirement," then such a benefit may not be available to a Vested

                                                L-3 Communications Corporation
                                                                  Pension Plan

Terminated Participant.

"Service"

         (a) Different Meanings. Service under the Plan has different meanings for different purposes. The Plan accounts three different types of Service: Eligibility Service, Accrual Service, and Vesting Service. The definition of "Service" set out in this Article I applies to all of these different types of Service.

         (b) General Rule. Service shall generally mean the period for which the Employee is paid or is entitled to payment (including any back pay, irrespective of mitigation of damages), subject to the rules and restrictions of Article III, for the performance of duties for the Employer. For the purposes of calculating Eligibility Service and Vesting Service, "Service" shall also include Service performed for an Affiliate or service credited under a Prior Plan. However, with respect to crediting Service during any period during which the Prior Plan was in effect, then the provisions of the Prior Plan shall control. Service shall never be double-credited.

         (c) Military Service

             (1) An employee or Participant shall be credited with Service for any period of military service to the extent required by any Federal veteran reemployment laws.

             (2) Notwithstanding the foregoing, if a Participant who leaves employment with the Employer for the sole purpose of entering the armed forces of the United States returns to active employment with the Employer within the period his re-employment rights are protected by applicable law, his Service shall include the period of such absence and solely for the purpose of the Plan during such period he shall be deemed to have received Earnings from the Employer equal to his basic remuneration rate immediately prior to the commencement of such absence (subject to escalation to the extent required under applicable laws and regulations).

"Severance From Service Date" is defined in Section 3.3.

"Social Security Wage Base" means, for any Plan Year, the maximum amount of a

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Participant's annual remuneration which may be treated as wages under Section
3121(a) of the Federal Insurance Contributions Act for such year, indexed to the extent required by Code Section 401(l).

"Trust Agreement" The agreement between the Company and Trustee concerning the assets of this Plan. The Trust Agreement is fully a part of the Plan.

"Trust" or Trust Fund" means the fund held by the Trustee into which contributions under the Plan will be paid by the Employer and Employees and out of which benefits under the Plan will be paid as herein provided.

"Trustee" means the trustee appointed under the Trust Agreement.

"Vested Participant" means a Participant who terminates employment with the Employer on a Deferred Vested Termination Date.

"Vested Percentage" is defined in Section 4.1.

"Vesting Service" is defined in Section 3.6.




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                          ARTICLE II. ADMINISTRATION
                          --------------------------

2.1 Committee's Discretionary Power to Interpret and Administer the Plan
--- --------------------------------------------------------------------

         (a) Appointment. The Committee shall be appointed from time to time by the Board to serve at its pleasure. Any member of the Committee may resign by delivering his written resignation to the Board.

         (b) Role under ERISA. The Committee is the "named fiduciary" for operation and administration of the Plan, and the "administrator" under ERISA. The Committee is designated as agent for service of legal process.

         (c) Committee establishes Plan procedures. The Committee and its delegates shall from time to time establish rules and procedures for the administration and interpretation of the Plan and the transaction of its business.

         (d) Role of Human Resource and Benefits Personnel. Employees of the Employer who are human resources personnel, or benefits representatives are the Committee's delegates and shall, under the authority of the Committee, perform the routine administration of the Plan, such as distributing and collecting forms and providing information about Plan procedures. They shall also establish Plan rules and procedures.

         (e) Discretionary Power to Interpret Plan

             (1) The Committee has complete discretionary and final authority to (i) determine all questions concerning eligibility, elections, contributions, and benefits under the Plan, (ii) construe all terms under the Plan, including any uncertain terms, and (iii) determine all questions concerning Plan administration. All administrative decisions made by the Committee, and all its interpretations of the Plan documents, shall be given full deference by any court of law.

             (2) Information that concerns an interpretation of the Plan or a discretionary determination, can be properly provided only by the Committee, and not by any delegate (except legal counsel).

             (3) Should any individual receive oral or written information concerning the Plan, which is contradicted by a subsequent

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                 determination by the Committee, then the Committee's final determination shall control.

2.2 Rules of the Committee
--- ----------------------

         (a) Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, shall constitute the action of the Committee and shall have the same effect for all purposes as if made by all members of the Committee at the time in office. The Committee may act without any writing that records its decisions, and need not document its meetings or teleconferences. The Committee may also act through any authorized representative.

         (b) The members of the Committee may authorize one or more of their number to execute or deliver any instrument, make any payment or perform any other act which the Plan authorizes or requires the Committee to do.

         (c) The Committee may employ counsel and other agents and may procure such clerical, accounting, actuarial and other services as they may require in carrying out the provisions of the Plan. Legal counsel are authorized as the Committee's delegates.

         (d) No member of the Committee shall receive any compensation for his services as such. All expenses of administering the Plan, including, but not limited to, fees of accountants, counsel and actuaries shall be paid from the Trust Fund, except to the extent paid by an Company.

         (e) Each member of the Committee may delegate Committee responsibilities among the Company directors, officers, or employees, and may consult with or hire outside experts. The expenses of such experts shall be paid by the Trust Fund, to the extent that they are not paid by an Company.

2.3 Claims Procedure
--- ----------------


         (a) The Committee shall determine Participants and Beneficiaries' rights to benefits under the Plan. In the event that a Participant or Beneficiary disputes an initial determination made by the Committee, then he may dispute the determination only by filing a written claim for benefits.

         (b) If a claim is wholly or partially denied, the Committee shall provide the

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

             claimant with a notice of denial, written in a manner calculated to be understood by the claimant and setting forth:

             (1) The specific reasons for such denial;

             (2) Specific references to the pertinent Plan provisions on which the denial is based;

             (3) A description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary (if applicable); and

             (4) Appropriate information as to the steps to be taken if the claimant wishes the Committee to revise its initial denial. The notice of denial shall be given within a reasonable time period but no later than 90 days after the claim is received, unless special circumstances require an extension of time for processing the claim. If such extension is required, written notice shall be furnished to the claimant within 90 days of the date the claim was received stating that an extension of time and the date by which a decision on the claim can be expected, which shall be no more than 180 days from the date the claim was filed.

             (5) If no written notice of denial is provided by the Committee, then the claim shall be deemed to be denied, and the claimant may appeal the claim as though the claim had been denied.

         (c) The claimant and/or his representative may appeal the denied claim and may:

             (1) Request a review by making a written request to the Committee provided that such a request is made within 60 days of the date of the notification of the denied claim;

             (2) Review pertinent documents.

         (d) Upon receipt of a request for review, the Committee shall within a reasonable time period but not later than 60 days after receiving the request, provide written notification of its decision to the claimant stating the specific reasons and referencing specific plan provisions on which its decision is based, unless special circumstances require an extension for processing the review. If such an extension is required, the Committee shall notify the claimant of the date, no later than 120

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



             days after the original date the request for review was received, on which the Committee will notify the claimant of its decision.

         (e) In the event of any dispute over benefits under this Plan, all remedies available to the disputing individual under this Article must be exhausted, within the specified deadlines, before legal recourse of any type is sought.

2.4 QDRO Claim
--- ----------


         Claims relating to or affected by a domestic relations order (as defined by Code Section 414(p)) or draft order shall be determined under the Committee's procedures concerning domestic relations orders. The claims procedure described in the preceding section shall not apply to any such domestic relations order claim.

2.5 Indemnification of Committee Members
--- ------------------------------------

         To the fullest extent permitted by law, the Company agrees to indemnify, to defend, and hold harmless the members of the Committee and its delegates, individually and collectively, against any liability whatsoever for any action taken or omitted by them in good faith in connection with this Plan or their duties hereunder and for any expenses or losses for which they may become liable as a result of any such actions or non-actions unless resultant from their own willful misconduct; and the Company will purchase insurance for the Committee and its delegates to cover any of their potential liabilities with regard to the Plan and Trust.

2.6 Power to Execute Plan and Other Documents
--- -----------------------------------------

         Any appointed Vice President of the Company shall have the authority to execute governmental filings or other documents including the plan document relating to the Plan, or the Company may delegate this authority to another officer or employee of the Company.

2.7 Conclusiveness of Records
--- -------------------------

         In administering the Plan, the Committee may conclusively rely upon the Employer's payroll and personnel records maintained in the ordinary course of business.

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             ARTICLE III. ELIGIBILITY AND HOW TO CALCULATE SERVICE

3.1 When Participation Starts and Ends
--- ----------------------------------

         (a) Participants in Prior Plan. Each Employee who was a Participant in the Prior Plan immediately before the Effective Date shall be a Participant in this Plan on the Effective Date, provided he is an Employee on the Effective Date.

         (b) General Rule of Participation. Each Employee, other than an Employee described in subsection (a) shall become a Participant on the first day of the month coincident with or next following the later of (1) the completion of one year of Eligibility Service or (2) his 21st birthday.

         (c) End of participation. A Participant ceases to be a Participant when he terminates his employment (as determined within the sole discretion of the Employer), dies, ceases to be an Employee, incurs a Severance from Service Date, or loses his eligibility to participate under the following Section. Any Participant who ceases to be a Participant becomes a Former Participant.

         (d) Becoming an Employee through change in status. Should any individual who was a common-law employee of the Employer or an Affiliate but not an Employee under the terms of this Plan, subsequently become an Employee, then he shall be eligible to become a Participant as set out in Subsection 3.1(b). For the purposes of the preceding sentence only, his prior period of employment shall be credited as "Service," under the rules of Articles I and III.

         (e) Re-entry into the Plan. Similarly, a Former Participant who again becomes an Employee of the Employer shall be eligible to become a Participant, subject to the Rule of Parity provisions of Section 3.4, as of the first day of the month coincident with or next following the date he again becomes an eligible Employee under this Article. However, a Former Participant who is fully vested in his Plan benefit who again becomes an Employee of the Employer shall again become a Participant as of his new Employment Date.

         (f) Plan benefit of Former Participants.

             (1) With respect to any individual who becomes a Former
                 Participant because of any provision of this Article, his Monthly Accrued Benefit, under the Plan up to the date he became a

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                 Former Participant, shall be suspended. This benefit shall not be increased through any further accruals while he continues as a Former Participant.

3.2 General Restrictions on Participation
--- -------------------------------------

         Notwithstanding the provisions of Section 3.1:

         (a) Individuals may be Participants only during those periods that they are eligible Employees, under this Article and Article I.

         (b) Further, an eligible Employee will be able to actively participate in this Plan only during those periods during which he is (1) in service with the Employer (rather than with any Affiliate), and (2) the Plan is in effect.

         (c) Leased employees, as described in Code Section 414(n), are not eligible to be Participants.

3.3 How to Calculate Eligibility Service
--- ------------------------------------

         (a) General Rule. Eligibility Service shall be credited only for the purpose of determining an Employee's eligibility to participate in the Plan, unless another use is specifically expressed in this Plan (such as determining a Participant's Normal Retirement Date.) As used in this Section, "Service" shall mean "Eligibility Service," and shall also reflect the definition set out in
             Article I, and the Rule of Parity set out in the next Section.

         (b) Fractional Periods. Subject to the Rule of Parity, stated in the next Section, fractional periods of a year of Service will be credited only if they include completed months.

         (c) Service. Service begins on the date of hire, or the first day of reemployment with the Employer or an Affiliate. Service includes periods of lay-off, vacation, or an Employer or Affiliate-approved leave of absence, provided that such periods of vacation, lay-off or leave do not exceed 12 consecutive months. (Should such periods of vacation, lay-off or leave occur simultaneously or consecutively, they shall be aggregated in determining the maximum period of 12 months of credited Service.) If a period of vacation, lay-off, and/or leave exceeds 12 continuous months, then the portion that is more than 12 months shall not be credited as Service.

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                                      17

         (d) Severance From Service. Service will not be credited on or after any Severance from Service Date. As of a Severance from Service Date, the Participant becomes a Former Participant. A Severance from Service Date is the date of any quit, retirement, death, or termination of employment, as determined within the sole discretion of the Employer or Affiliate. A Severance from Service Date also occurs if an Employee completes a Break in Service (described in the next paragraph). If an Employee has incurred two possible Severance from Service Dates, then the earlier date shall control. However, notwithstanding the preceding provisions, if an Employee quits, retires, or terminates, and returns to active employment within 12 months of his initial Severance from Service Date (without incurring a Break in Service), then his entire Period of Severance will be credited as Eligibility and Vesting Service, although not as Accrual Service.

         (e) Break in Service. A Break in Service occurs when a Period of Severance continues for twelve or more consecutive months, during which the individual does not perform an hour of Service.

         (f) Period of Severance. A Period of Severance is any continuous period, during which the individual has had a separation from active employment with the Employer or any Affiliate, on account of lay-off, Employer or Affiliate-approved leave, vacation, retirement, quit, discharge, any other reason, or any combination of the preceding reasons. A Period of Severance dates from the first date of absence.

         (g) Quit, Retirement, Death or Termination. If a quit, retirement, death, or termination occurs following an absence for any other reason (such as leave or lay-off), but before a Break in Service has occurred, then a Severance from Service Date will occur as of the quit, retirement, death or termination. However, in this situation, if the former Employee returns to active employment within twelve months of his initial date of absence, so that a Break in Service has not occurred, then his entire Period of Severance shall be credited as Eligibility and Vesting Service. However, a Period of Severance following a quit, retirement or termination, shall not be treated as Accrual Service.

         (h) Approved Leave. A special rule applies to an Employer or Affiliate-approved leave on account of maternity or paternity, meaning on account of pregnancy, the birth of a child, the placement of a child in connection with an adoption, or the caring for such a child immediately following the birth or placement. Any period of Employer or Affiliate-approved leave on account of maternity or paternity shall be credited as

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                                      18

             Service, through the first anniversary of the first date of such an absence. Any one-year period of such an Employer-approved leave that continues past the first anniversary, that is, the second year of any such leave, shall not be credited as Service, nor shall it count as any Period of Severance. A Break in Service on account of such leave therefore shall not occur until the end of the second year of such a leave.

         (i) Crediting Service. Subject to the Rule of Parity, no Service that preceded a Break in Service shall be credited until the Employee has completed 12 continuous months of Service, following the Break.

3.4 Rule of Parity - Disregarding Prior Service
--- -------------------------------------------

         (a) Definition of Service. As used in this Section, "Service" shall mean Eligibility, Vesting and Accrual Service, and shall also reflect the definition set out in Article I.

         (b) General Rule. Should an Employee who is not fully vested in all his accrued Plan benefits incur a Break in Service, then the following rules will apply, once he resumes active service and again becomes an Employee. The Service earned before the Break in Service shall be disregarded, only if the number of his consecutive one-year Breaks in Service either equals or exceeds
             (1) five years or (2) his pre-Break Service, whichever is greater.

         (c) Lost Service. If a Former Participant or Employee has lost Service under the preceding paragraph, then such an individual will be treated as a newly hired Employee, fully subject to the requirements of this Article.

3.5 How to Calculate Accrual Service
--- --------------------------------

         (a) Purpose of Accrual Service. Accrual Service shall be accounted only for the following purposes:

             (1) determining the amount of a Participant's Monthly Accrued
                 Benefit under Section 5.3

             (2) determining whether a Participant who is eligible for a
                 Deferred Vested Termination Benefit may receive such a benefit before his Normal Retirement Date under Article VI.

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                                      19

         (b) Definition of Accrual Service.

             (1) Accrual Service includes only the portion of an individual's
                 Eligibility Service performed while he was a Participant in this Plan or the Prior Plan.

             (2) Accrual Service shall not include any period during which the individual waived participation in the Prior Plan, prior to January 1, 1982.

             (3) Accrual Service shall also reflect the definition of
                 "Service" in Article I.

3.6 How to Calculate Vesting Service
--- --------------------------------

         (a) Purpose of Vesting Service. Vesting Service shall be accounted only for the purpose of determining whether a Participant is vested in his Plan benefit, under Article IV.

         (b) General Definition of Vesting Service. Except as set out in the next subsection, Vesting Service shall include all Eligibility Service accounted under this Plan. Vesting Service shall also reflect the definition of "Service" in Article I.

         (c) Exceptions. Notwithstanding the general rule of the preceding paragraph, Vesting Service shall be calculated as follows:

             (1) In the case of a Participant who was an Employee of Loral &
                 Communication Ltd, his Vesting Service shall be measured from the later of his Employment Date or January 1, 1963.

             (2) In the case of a Participant who was an Employee of Lermer
                 Packaging Corporation, his Vesting Service shall be measured from the later of his Employment Date or April 1, 1970.

             (3) In the case of a Participant who is not described in
                 paragraphs (1) or (2), above, his Vesting Service shall be measured from the later of his Employment Date or the date the Plan or Prior Plan was adopted, or such earlier date as shall be determined by the Board on a uniform and non-discriminatory basis.

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                                                                  Pension Plan

                      ARTICLE IV. VESTING AND FORFEITURES


4.1 Vesting
--- -------

         (a) Full vesting at Normal Retirement Date. Upon attainment of his Normal Retirement Date, (while in active Service) a Participant's rights in his Basic Benefit shall be non-forfeitable.

         (b) Full Vesting in Contributory Benefit.

             (1) A Contributing Participant's rights in his Contributory
                 Benefit shall be non-forfeitable at all times, provided his employee contributions to the Prior Plan were not withdrawn under Section 7.1.

             (2) However, if the Contributing Participant's accrued benefit attributable to his employee contributions (as determined in Code Section 411(c)(2)) is less than his Contributory Benefit, then, his Contributory Benefit shall be reduced but not eliminated by any withdrawal under Section 7.1, under Plan procedures.

         (c) General Vesting Schedule

             (1) A Participant's nonforfeitable interest in his Basic Benefit is his Vested Percentage. A Participant's Vested Percentage is based on his completed years of Vesting Service, as of his Separation from Service Date. The general vesting schedule is:

                 Completed Years of
                 Vesting Service                      Vested Percentage
                 -------------------               -----------------------
                    Less than 5                             0%
                    5 or more                             100%

             (2) For Employees who terminated employment prior to January 1,
                 1989, the gradual vesting schedule in effect under the Prior Plan at the date of their termination shall control.

4.2 Changes in Vesting Schedule
--- ---------------------------

         If the Individual Plan's vesting schedule is amended or if the Plan is

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                                      21
determined to be top-heavy, then any Participant with (a) at least one hour of Service during the Plan Year for which the change is made and (b) three years of Service with the Employer may within 60 days after receiving written notice of such amendment (or such later date prescribed by regulations under Code Section 411), make a Proper Application to have his Vested Percentage computed under the Plan's prior vesting provisions.

4.3 Forfeitures
--- -----------

         Forfeitures shall arise if any Participant whose Vested Percentage is not 100% incurs a Severance from Service Date. Such unvested accrued Plan benefits shall then be forfeited, and these Forfeitures shall be applied to reduce future Employer contributions and to pay Plan expenses. Forfeitures shall not be used to increase Plan benefits.

4.4 Restoring Forfeitures
--- ---------------------

         If a Participant's nonvested interest in his accrued Plan benefit is forfeited, and the-Participant subsequently resumes employment with the Employer or an Affiliate, then the forfeited amount shall be restored to him to the extent that his pre-Break Service is recognized, under Sections 3.3 and 3.4.

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                                                                  Pension Plan




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                    ARTICLE V. AMOUNT OF RETIREMENT BENEFIT

5.1 General Rules for Calculating Amount of Plan Benefits
--- -----------------------------------------------------

         (a) Only Service with Employer will be accounted for accrued benefit. Notwithstanding any other contrary provision of this Article or the Plan, only Accrual Service performed (1) with the Employer (rather than with any Affiliate), (2) while the Employee is actively participating in the Plan or the Prior Plan, and (3) while the Plan or the Prior Plan is in effect, will be credited for the purpose of determining a Participant's accrued benefit under the Plan.

         (b) Must be vested. A Participant shall be paid only those accrued Plan benefits in which he is vested.

         (c) This Article limited by Article X. The provisions of this Article shall be subject to the limitations of Article X.

         (d) All terms of this Article apply. Any Plan benefit calculation shall be subject to all the terms of this Article, and the Plan.

5.2 The Different Plan Benefits
--- ---------------------------

         A Participant's Monthly Accrued Benefit shall be paid as one of the following:

         (a) Normal Retirement Benefit. A Participant will be eligible to receive his Normal Retirement Benefit ff he retires under the Plan as of his Normal Retirement Date.

         (b) Late Retirement Benefit. A Participant will be eligible to receive his Late Retirement Benefit if he retires under the Plan as of his Late Retirement Date (and continues to accrue Accrual Service after his Normal Retirement Date).

         (c) Early Retirement Benefit. A Participant will be eligible to receive his Early Retirement Benefit if he retires under the Plan as of his Early Retirement Date.

         (d) Deferred Vested Termination Benefit. A Participant will be eligible to receive his Deferred Vested Termination Benefit if he terminates employment under the Plan as of his Deferred Vested Termination Date.


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


5.3 Monthly Accrued Benefit
--- -----------------------

         (a) Formula for Monthly Accrued Benefit. Subject to the provisions of this Article, the amount of a Participant's "Monthly Accrued Benefit" shall equal his Basic Benefit and, if he is a Contributing Participant, his Contributory Benefit.

         (b) Formula for Basic Benefit. The amount of a Participant's "Basic Benefit" under the Plan shall equal 1/12th of the sum of Subsections (c) and (d).

         (c) Basic Benefit with respect to Accrual Service after 1988. For each Plan Year (and completed months) of Accrual Service on and after January 1, 1989, the sum of (1) and (2).

             (1) If such year is prior to the year in which he completes 15 years of Eligibility Service, 1.20% of his Earnings not in excess of the Social Security Wage Base for such year, plus 1.45% of his Earnings for such year in excess of the Social Security Wage Base for such year.

             (2) If such year is the year in which he completes 15 years of
                 Eligibility Service or any subsequent year, 1.50% of his Earnings for such year not in excess of the Social Security Wage Base for such year, plus 1.75% of his Earnings for such year in excess of the Social Security Wage Base for such year.

         (d) Basic Benefit with respect to Accrual Service before 1989. For Accrual Service prior to January 1, 1989, the greater of (1) the sum of (A) and (B), multiplied by (C), or (2).

             (1) (A) 0.8% of (C) or (D), whichever is applicable, not in excess of $16,800.

                 (B) 1.2% of (C) or (D), whichever is applicable, in excess of
                     $16,800.

                 (C) His years (and completed months) of Accrual Service prior to January 1, 1989.

                 (D) For a Participant who has completed at least
                     five years of Accrual Service as of January 1, 1989, his average Earnings for the five Plan
                     Years 1984 through 1988.


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                 (E) For a Participant who has not completed five
                     years of Accrual Service as of January 1, 1989, his average Earnings for his entire period (years and completed months) of such Accrual Service.

             (2) The Basic Benefit under the Prior Plan as in effect
                 immediately prior to January 1, 1989 calculated through December 31, 1988.

         (e) Formula for Contributory Benefit

             (1) A Contributing Participant's "Contributory Benefit" under the
                 Plan shall equal the amount set forth in Exhibit B hereto, provided his contributions to the Prior Plan were not withdrawn. A Participant's Contributory Benefit is based on the Accumulated Contributions he had made under the Prior Plan.

             (2) However, if a Participant has withdrawn his Contributory
                 Benefit under Section 7.1 and the amount of a Participant's accrued benefit attributable to his employee contributions (as determined by Code Section 411(c)(2)) is less than his Contributory Benefit, then his Contributory Benefit shall be reduced but not eliminated by the withdrawal, under Plan procedures.

         (f) Formula for Participants covered by Prior Plan. Notwithstanding the preceding provisions of this Section, for a Participant who was participating in the Prior Plan immediately prior to January 1, 1989, his Basic Benefit shall not be less than (1) his Basic Benefit under the Prior Plan as in effect immediately prior to January 1, 1989, calculated as of December 31, 1988 for any Participant who is a Highly-Compensated Employee, or (2) his Basic Benefit under the Prior Plan as in effect immediately prior to January, 1 1989 calculated as of December 31, 1989 or the date of his separation from service with the Prior Employer, if earlier, for any Participant who is not highly compensated.

5.4 Special Section 401(a)(17) Provision Regarding Plan Benefits
--- ------------------------------------------------------------

         (a) Application. This Section shall apply only to those Participants whose current accrued Plan benefit as of or after January 1, 1994 is based on Earnings (1) incurred during at any time prior to January 1, 1994, (2) in excess of $150,000.

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         (b) Calculation of accrued Plan benefit. Unless otherwise provided under the Plan, each such Participant's accrued Plan benefit shall be the greater of (1) or (2):

             (1) the Participant's accrued Plan benefit determined under the
                 Plan, as amended effective on or after January 1, 1994, as applied with respect to his total Accrual Service performed as of such a date, or

             (2) The sum of:

                 (A) the Participants's accrued Plan benefit as of December 31, 1993, frozen as provided in Code Regulation Section 1.401(a)(4)-13, and

                 (B)   the Participant's accrued Plan benefit
                       determined under the Plan, as amended effective on or after January 1, 1994, as applied with respect to his Accrual Service performed on or after January 1, 1994.

5.5 Minimum Basic Benefit for Certain Participants
--- ----------------------------------------------

         (a) 1978 Rule Participants. Paragraph (b) of this Section shall apply only to an Employee (i) who was a Participant on and immediately prior to January 1, 1978, and (ii) who (x) had reached his Normal Retirement Date prior to January 1, 1978 or (y) remained in the employment of the Employer until his Normal Retirement Date which occurs on or after January 1, 1978 ("1978 Rule Participant").

         (b) Formula for 1978 Minimum Benefit. Notwithstanding the provisions of Section 5.2(b) or the applicable provisions of the Prior Plan as in effect immediately prior to January 1, 1978, a 1978 Rule Participant's Minimum Basic Benefit (or for a 1978 Rule Participant who had reached his Normal Retirement Date prior to January 1, 1978, his minimum Plan benefit attributable to Employer contributions) shall equal 1/12th of .75% of his Earnings for the Plan Year preceding his Late Retirement Date (or, if he was compensated for less than ten full months during such year, his Earnings for the last full prior calendar year during which he was compensated, if greater), multiplied by his years (and completed months) of Eligibility Service (not in excess of 20).

         (c) 1984 Rule Participants. Paragraph (d) of this Section shall apply only to an Employee (i) who is a Participant on and immediately prior to January 1, 1984, and (ii) who has not reached his Normal Retirement

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             Date on January 1, 1984 and remains in the employment of the
             Employer until his Normal Retirement Date ("1984 Rule
             Participant.")

         (d) Formula for 1984 Minimum Benefit. Notwithstanding the provisions of Section 5.2(b) or the applicable provisions of the Prior Plan as in effect immediately prior to January 1, 1984, a 1984 Rule Participant's Minimum Basic Benefit shall equal 1/12th of 0.75% of his Earnings for the Plan Year 1983 (or, if he was compensated for less than ten full months during such year, his Earnings for the last full prior calendar year during which he was compensated, if greater), multiplied by his years (and completed months) of Eligibility Service on and after the first day of the month coincident with or next following the later of (i) his 25th birthday or (ii) the first anniversary of his Employment Date, and prior to January 1, 1984.

         (e) Formula for those who are subject to both 1978 and 1984 Rules. For an Employee who is both a 1978 Rule Participant and a 1984 Rule Participant, his Minimum Basic Benefit shall be the amount determined under paragraph (b) or paragraph (d) of this Section, whichever is greater.

5.6 Normal Retirement Benefit.
--- --------------------------

         The amount of a Participant's Normal Retirement Benefit under the Plan shall equal his vested Monthly Accrued Benefit, payable at his Normal Retirement Date.

5.7 Late Retirement Benefit.
--- ------------------------

         (a) General rule. A Participant's Late Retirement Benefit under the Plan shall generally equal his Monthly Accrued Benefit payable at his Late Retirement Date.

         (b) Special rule for those who reached age 65 before 1988.

             (1) This Subsection applies only to those Participants who reached age 65 before calendar year 1988.

             (2) The Late Retirement Benefit of such a Participant shall equal the greater of (i) his Monthly Accrued Benefit at his Late Retirement Date, or (ii) his Monthly Accrued Benefit at his Normal Retirement Date multiplied by his Late Commencement Factor as determined in accordance with the following Subsection (c).

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             (3) Further, if the Minimum Basic Benefit rules of Section 5.4 are applicable to such a Participant, then clause (ii) of the preceding paragraph shall not apply to his Minimum Basic Benefit (or his minimum Plan benefit).

         (c) Late Commencement Factors defined

             (1) For the purpose of this Section, a Participant's "Late
                 Commencement Factor" means for age 70 and under a factor determined in accordance with the schedule below based on his age at his Annuity Starting Date (with interpolations for actual age).

             Age                                     Late Commencement Factor
             ---                                     ------------------------
              66                                               1.10
              67                                               1.20
              68                                               1.30
              69                                               1.40
              70                                               1.50

             (2) Over age 70, "Late Commencement Factor" means a factor equal to the Actuarial Equivalent.

5.8 Early Retirement Benefit
--- ------------------------

         (a) Timing affects amount of benefit.

             (1) A Participant's Early Retirement Benefit will be affected by the exact date of his Annuity Starting Date.

             (2) Generally, the earlier that his Annuity Starting Date
                 precedes his Normal Retirement Date, the lower a Participant's monthly Early Retirement Benefit payment will be.

         (b) Formula for Early Retirement Benefit.

             (1) A Participant's Early Retirement Benefit shall equal his
                 Normal Retirement Benefit at his Early Retirement Date multiplied by his Early Commencement Factor, as defined in this Section.

             (2) The "Early Commencement Factor" is a factor equal to (A)
                 minus (B). (A) and (B) shall mean:


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                 (A) 1.

                 (B) 1/180 for each of the first 60 months plus
                     1/360 for each of the next 60 months by which his Annuity Starting Date precedes his Normal Retirement Date.

             (3) For the purposes of calculating the "Early Commencement
                 Factor," partial months shall be considered to be whole months.

5.9 Deferred Vested Termination Benefit.
--- ------------------------------------

         (a) If a Participant has any vested accrued benefit, and his Annuity Starting Date is on or after his Normal Retirement Date, the amount of his Deferred Vested Termination Benefit under the Plan shall equal his Monthly Accrued Benefit at his Deferred Vested Termination Date.

         (b) If a Participant's Vested Percentage is 0%, and his Annuity Starting Date is on or after his Normal Retirement Date, the amount of his Deferred Vested Termination Benefit under the Plan shall equal 100% of his Contributory Benefit at his Deferred Vested Termination Date, if any, or, if greater, his accrued benefit attributable to employee contributions (as determined in Code Section 411(c)(2)).

         (c) If a Participant's Annuity Starting Date is prior to his Normal Retirement Date, the amount of his Deferred Vested Termination Benefit shall equal the amount determined in paragraph (a) or (b) of this Section, whichever is applicable, multiplied by his Early Commencement Factor as determined in the preceding Section.

         (d) If any benefit under any welfare plan maintained by the Employer or Affiliate is dependent on "retirement" under this Plan, then the receipt of a Deferred Vested Termination Benefit shall not constitute "retirement."

5.10 Co-ordination with Prior Plan.
---- ------------------------------

         (a) The monthly amount of any Plan benefit being paid to a Former Participant or any joint annuitant or Beneficiary immediately prior to the Effective Date under the Prior Plan shall continue to be paid to such payee on and after the Effective Date in accordance with the applicable provisions of the Prior Plan.


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         (b) The monthly amount of any Plan benefit which had not commenced as of the Effective Date for any terminated, Vested Former Participant whose employment with the Employer had terminated prior to the Effective Date, shall be determined under the Prior Plan as in effect on the date of his termination of employment. However, the provisions of Article VI of this Plan shall apply to the payment of such Plan benefits. Further, if the Annuity Starting Date is prior to his Normal Retirement Date, the amount of the payment shall be calculated using the Early Commencement Factor as determined in accordance with this Article of this Plan.

5.11 Effect of Deferred Payment
---- --------------------------

         If a Participant or Former Participant who was eligible to retire under this Plan has failed to make a Proper Application for his Plan Benefit, so that his benefit commencement date falls after the date he terminates employment, he shall receive, in a lump sum, an amount equal to all payments that would have been made (but were not made), due to the delay. Similarly, a retroactive, lump sum payment will be made if the amount of the Plan benefit cannot be immediately ascertained by the Committee or its delegates, or if the payee cannot be immediately located. However, there shall be no actuarial adjustment made, under this Section.

5.12 Effect of Reemployment After Receipt of Plan Benefits
---- -----------------------------------------------------

         (a) Reemployment. If a Former Participant who is receiving a Plan benefit becomes re-employed as an Employee of the Employer or an Affiliate, the payment of his Plan benefits shall immediately cease.

         (b) Suspension of Benefits. Generally, suspension of benefits under this Section shall occur only if the re-employed Employee shall be working a full-time schedule, as determined by the Employer under ERISA.

         (c) Offset for Error. Should such a suspension permitted under this Section not take place, through administrative error or any other reason, then the amounts which were paid but which were also suspendable may be offset from future Plan benefits. Offsets may also be taken against any survivor benefits, with respect to the Participant.

         (d) Proper Notice. No suspension of benefits under this Section may take place unless proper notice is sent to the individual during the calendar month of the suspension, under ERISA.

         (e) Recommendation of Benefits. Plan payments to the individual shall


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             recommence, generally within four months after his period of reemployment has ended, provided he has made Proper Application (with 90 days advance notice) for their recommencement.

         (f) Amount of Benefit. Such an individual's ultimate Plan benefit shall be reduced by the Actuarial Equivalent of Plan benefits he has already received, but in no event shall his monthly benefit be reduced below the amount that he was receiving, before his reemployment and suspension of benefits.





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             ARTICLE VI. PAYMENT OF RETIREMENT AND DEATH BENEFITS

6.1 How to Retire
--- -------------

         (a) General rules. Except as provided in the next Section, no Plan benefit shall be paid unless Proper Application is made to the Committee.

         (b) Eligibility for Benefits. Each Participant or Beneficiary will be eligible to receive a Plan benefit only when:

             (1) the Participant is vested in an accrued Plan benefit, under
                 Article IV,

             (2) the Participant has terminated his employment with the
                 Employer and all Affiliates, under that employer's procedures, and

             (3) the payee has met all the requirements of this Article, particularly those described in the next paragraph.

         (c) Making "Proper Application" - required forms.

             (1) Retirement and death benefits will be paid only after "Proper
                 Application" has been made. For all purposes under this Plan, the term "Proper Application" shall mean making any election, granting any consent, giving any notice or information, and making any communication whatsoever to the Committee or its delegates, in compliance with all Plan procedures, on forms provided by the Committee, and providing all information required by the Committee. A Proper Application will be deemed to have been made only if it is properly completed, as determined by the Committee.

         (d) Advance notice to Committee necessary. Generally, at least four months advance notice must be made to the Committee, in order to make a Proper Application to elect any particular Annuity Starting Date.

6.2 Timing of Participant's Benefits
--- --------------------------------

         (a) General rules. Generally, a Participant's Plan benefit will be paid, under this Article, as soon as is feasible (but no less than 30 days) after the Retirement Date or Annuity Starting Date that he has elected, by making a Proper Application.


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         (b) Consent to distribution. With respect to this Article, making a
             Proper Application for a Plan distribution shall be considered as giving written consent to such a distribution.

         (c) Payments made only on the first of the month. All benefits paid under the Plan will be paid only as of the first day of any relevant month. Any Retirement Date or Annuity Starting Date must therefore fall on the first day of a month.

         (d) Deferred Vested Termination Benefit rules.

             (1) Normally, the Annuity Starting Date for any Participant
                 receiving a Deferred Vested Termination Benefit will be his Normal Retirement Date.

             (2) However, if a Participant who is eligible to receive a
                 Deferred Vested Termination Benefit has also completed ten years of Accrual Service, then the Participant may make Proper Application (with 60 days advance notice) to elect an Annuity Starting Date with respect to his Deferred Vested Termination Benefit that is:

                 (A) before his Normal Retirement Date, and

                 (B) after his 55th birthday.

         (e) Final monthly payment. The final monthly payment of any Plan annuity payment shall be made with respect to the month within which the death of the Participant or his Beneficiary (whichever is applicable) occurs.

         (f) Deferred payments. Any failure to make Proper Application (as determined within the sole discretion of the Committee), shall be deemed to be a Proper Application to defer payment, provided that deferred payment is permitted under this Section.

         (g) Required payment date of small amounts. If the lump sum Actuarial Equivalent of a Participant's vested Plan benefit equals or is less than $5,000 (or any other figure set by the Code), then a lump sum payment of such an amount shall be made as soon as is feasible on or after his death or termination of employment with the Employer and all Affiliates, subject to this Article. Such a payment shall not be deferred;


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             and payment shall be made even if the Participant or Beneficiary fails to make any Proper Application for payment.

         (h) General rules for required payment dates. Unless the Participant elects to defer his benefit payment, Plan benefits will be paid under this Article no later than the 60th day after the close of the plan year in which the latest of the following events occurs:

             (1) the Participant's Normal Retirement Date

             (2) the 10th anniversary of the year in which the Participant commenced participation in the plan

             (3) the Participant terminates service with the Employer.

         (i) Payments following age 70 1/2. Notwithstanding any contrary provision of this Plan, payments to each Participant must begin no later than the April 1st of the calendar year following the calendar year in which he attains age 70 1/2 or separates from service, unless otherwise required by law. With respect to any required minimum distribution prescribed by Code Section 401(a)(9), there shall be no annual recalculation of life expectancies.

         (j) Payments on Account of Participant's Death

             (1) Distribution begun before death. If the distribution of a
                 Participant's benefit has commenced under this Article prior to his death, then the payment of any remaining portion that is payable under this Article shall be paid to the Beneficiary as soon as is practicable. The schedule of such payments shall be at least as rapid as the schedule used at the Participant's death. In this event, there shall be no permitted deferral of payment.

             (2) Distribution paid after death to non-spouse Beneficiary. If the Participant dies before distribution under this Article has begun, then the payment under this Article to any non-spouse Beneficiary shall be made:

                 (A) As soon as is feasible, but no later than five calendar years following the date of death, if the Beneficiary is not the surviving, legally married spouse of the Participant, and the benefit is to be paid in any form except payments over the life or life expectancy of the Beneficiary.


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                 (B)   As soon as is feasible, if the benefit is to be
                       paid over the life or life expectancy of a non-spouse Beneficiary, but no later than by December 31 of the calendar year immediately following the calendar year in which the Participant died.

             (3) Distribution paid to Eligible Spouse

                (A) Distributions to an Eligible Spouse under a QJSA shall be paid as soon as is feasible.

                (B) Distributions paid to an Eligible Spouse under a QPSA shall be paid as provided in Section 6.8.

6.3 Normal Form of Benefits
--- -----------------------

         (a) Normal form for married Participant. The normal form of retirement benefit for any married Participant who has an Eligible Spouse on his Annuity Starting Date shall be a Qualified Joint and Survivor Annuity, or a "QJSA."

         (b) Normal form for unmarried Participant. The normal form of benefit for any Participant who does not have an Eligible Spouse as of his Annuity Starting Date shall be a single life annuity paid for his life.

6.4 Notice and Election Period
--- --------------------------

         (a) Notice concerning benefits. The Committee shall distribute to each Participant at least 90 days before his Annuity Starting Date a written explanation of:

             (1) the QJSA;

             (2) how the Participant may waive the QJSA;

             (3) the effect of the Participant's waiver of the QJSA;

             (4) the need for the Participant's Eligible Spouse to consent to such a waiver, before the waiver can be effective, and

             (5) the Participant's and the spouse's right to revoke their waiver or consent (respectively), during the Election Period (which is described in the next paragraph).

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         (b) Election Period. For the purposes of this Article, the Election
             Period shall be the 90 calendar day period preceding any Participant's Annuity Starting Date. The last business day preceding the Annuity Starting Date is the last day of the Election Period.

6.5 Waiver and Spousal Consent Necessary for Optional Forms of Benefit
--- ------------------------------------------------------------------

         (a) General rules. A married Participant may elect an optional form of benefit, in lieu of the normal form of benefit, only if he and his spouse meet all the requirements of this Section.

         (b) Waiver.

             (1) After receiving the notice explaining the normal form of benefit, described in the preceding Section, the married Participant must waive his right to the normal form of benefit, by making a Proper Application concerning his waiver.

             (2) The waiver shall specify the optional benefit, and, if applicable, the designated nonspouse Beneficiary (or any single or class of contingent Beneficiaries).

         (c) Spousal consent.

             (1) After the Participant's receipt of notice explaining the normal form of benefit, described in the preceding Section, the Participant's Eligible Spouse must give written consent to the Participant's waiver of the normal form of benefit, in order for the waiver to be effective. (The Committee's delivery of the explanatory notice to the Participant shall be deemed to also be delivery to the Eligible Spouse.) The Eligible Spouse's written consent shall be made by Proper Application and shall:

                 (A)   express the effect of waiving the normal form of benefit;

                 (B)   be notarized;

                 (C)   consent to the optional form of benefit being selected;

                 (D) consent to a designated Beneficiary other than herself, if applicable, and

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                 (E)   state whether or not the consent is revocable.
                       However, if the consent form is silent as to this issue, then it shall be considered to be revocable, under the terms of this Section.

             (2) If the Participant has designated a Beneficiary other than his spouse, then such a designation shall not be effective unless the spouse gives written consent to the Beneficiary designation, by making Proper Application. This consent must state that the Beneficiary cannot be changed further without further spousal consent, unless the written consent form explicitly states that no such further consent with respect to another change in designated Beneficiary is necessary.

             (3) Any waiver of a QJSA or any spousal consent described in this
                 Section shall be binding only upon the individual spouse who gives the consent. It shall not be binding upon any subsequent spouse of the Participant.

         (d) Deadline for waiver and spousal consent. To be effective, the Participant's waiver of his normal form of benefit and his Eligible Spouse's written consent must be made by Proper Application during the 90 day Election Period.

         (e) Revocation of waiver and spousal consent. Both the Participant's waiver of the QJSA and his Eligible Spouse's consent to the waiver may be revoked within the Election Period, by making Proper Application. Any such revocation will cause the normal form of benefit to be paid to the Participant, unless another waiver and consent is made by Proper Application, within the Election Period. Notwithstanding the previous provisions of this paragraph, a revocation of the Eligible Spousal consent shall not be permitted if the forms on which the consent were made explicitly disallow such a spousal revocation.


6.6 Optional Forms of Benefit
--- -------------------------

         (a) Procedural rules. A Participant may elect an optional form of benefit, rather than the normal form described in Section 6.3, if he meets the requirements of the preceding Section, and makes a Proper Application.

         (b) Value of optional forms. Each optional form of benefit described in this Section shall equal the Actuarial Equivalent of the normal form of benefit that would be paid with respect to the Participant as of his

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             Normal Retirement Date.

         (c) Optional forms available. The optional forms of benefit offered under the Plan are:

             (1) Single life annuity.

             (2) Joint and survivor annuity, with any person designated by the
                 Participant as his joint annuitant (and Beneficiary) and with the survivor annuity equal to a percentage, not less than 50% and not in excess of 100%, designated by the Participant, of the annuity payable for the life of Participant.

             (3) Single life annuity with a period certain guarantee of 10,
                 15, or 20 years or, if less, the joint life and last survivor life expectancy of the Participant and his Beneficiary at his Annuity Starting Date. Upon the death of the Participant prior to the expiration of the period certain, monthly payments shall continue to the Beneficiary if the Beneficiary survives the Participant or, if the Beneficiary has predeceased the Participant or if no proper contingent Beneficiary designation is in effect at the Participant's death, the Actuarial Equivalent of the remaining payments shall be paid to the Participant's next Beneficiary in a lump sum. Upon the death of the Participant after expiration of the period certain, no further payments shall be made under this option. Upon the death of the properly designated Beneficiary who survived the Participant prior to expiration of the period certain, the Actuarial Equivalent of the remaining payments shall be paid to the Beneficiary's Beneficiary in a lump sum.

             (4) For a Participant whose Annuity Starting Date is prior to the earliest date Social Security old-age benefits are payable, a level-income single life annuity taking into account the estimated amount of Social Security old-age benefits payable commencing at such date.

         (d) Restrictions as to optional forms.

             (1) Notwithstanding the foregoing, no optional form of payment shall provide only for a survivor benefit to the Participant's Beneficiary after his death.

             (2) Under any optional form of payment, the present value of the


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                 payments to be made to the Participant while living must
                 exceed 50% of the present value of the total payments to be made to the Participant and any joint annuitant, Beneficiary or other survivor (other than his Eligible Spouse).

             (3) Any optional form of payment shall provide for payment (i)
                 over the life of the Participant, (ii) over the lives of the Participant and his Beneficiary, (iii) over a period not exceeding the life expectancy of the Participant, or (iv) over a period not exceeding the life expectancies of the Participant and his Beneficiary.

6.7 Suspending Plan Payments Upon Reemployment.
-----------------------------------------------

              Plan payment under this Article will be suspended, if the Former Participant becomes re-employed; as set out in Section 5.11.

6.8 Qualified Pre-Retirement Survivor Annuity
--- -----------------------------------------

         (a) Eligibility for QPSA. A Qualified Pre-Retirement Survivor Annuity, or "QPSA," will be paid only in the event that a Participant dies:

             (1) with a surviving Eligible Spouse, as of his date of death,
                 and

             (2) one of the following:

                (A)   while in active employment with the Employer, or

                (B) after his termination of employment with the Employer, but before his Annuity Starting Date.

         (b) QPSA is paid to Eligible Spouse. The QPSA shall be paid, under this Section, to the Eligible Spouse of a Participant who meets the requirements of the preceding Subsection.

         (c) Amount of QPSA.

             (1) A QPSA shall be paid only with respect to the Participant's vested, accrued Plan benefits. The precise amount of QPSA is determined by referring to the 50% survivor benefit that would have been payable, with respect to the Participant's death, had he elected a 50% QJSA and had he died at the dates described in this Subsection. Different dates apply, according to the Participant's age and service history at the time of his death.


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             (2) If an eligible Participant dies after his Normal Retirement
                 Date, then the QPSA shall equal the 50% QJSA survivor benefit that would have been payable had he retired with a 50% QJSA on the day before his actual date of death, so that his QJSA Annuity Starting Date would have been the date before his actual date of death (or the first day of the next month).

             (3) If a Participant dies (i) with 10 years of Accrual Service, and (ii) before his Normal Retirement Date, but (iii) after his 55th birthday, then the QPSA shall, as in the preceding paragraph, equal the 50% QJSA survivor benefit that would have been payable had he retired with a 50% QJSA on the date before his actual date of death, so that his QJSA Annuity Starting Date would have been the date before his actual date of death (or the first day of the next month).

             (4) If a Participant dies (i) before his Normal Retirement Date, and (ii) before completing 10 years of Accrual Service, then the amount of the QPSA shall equal the 50% QJSA survivor benefit that would have been payable had he (a) survived, (b) terminated employment as of either his actual termination date, or his actual date of death (whichever came first), (c) elected his Normal Retirement Date as his Annuity Starting Date, and (d) died the next day.

             (5) If a Participant dies (i) before his 55th birthday, and (ii)
                 after completing 10 years of Accrual Service, then the amount of the QPSA shall equal the 50% QJSA survivor benefit that would have been payable had he (a) survived, (b) terminated employment as of either his actual termination date, or his actual date of death (whichever came first), (c) elected the first day of the month coincident with or next following his 55th birthday as his Annuity Starting Date, and (d) died the next day.

             (6) With respect to the four preceding paragraphs, in the event that the Participant dies after his active employment has ended, the four preceding paragraphs shall not be construed to credit the Participant with any Accrual Service or accruals that he had not earned, as of his termination of employment.

         (d) Special rule for amount of QPSA if optional benefit has been elected. If a QPSA is payable with respect to a Participant who had made a Proper Application for an optional form of benefit which would have provided annuity payments to the Participant and his Eligible Spouse, then,

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


             notwithstanding any other provisions of this Section, the amount of the QPSA shall equal the Actuarial Equivalent of the survivor benefit under the elected optional form of benefit.

         (e) Form of the QPSA. The QPSA shall be paid in monthly installments, over the life of the surviving Eligible Spouse.

         (f) QPSA is subsidized. Participants are not charged, under this Plan, for their right to a QPSA.

         (g) Commencement of QPSA payments. QPSA payments shall generally be made as soon as is feasible following the Eligible Spouse's Proper Application. Eligible Spouses may not defer payment later than the first day of the month coincident with or following:

             (1) the Participant's 55th birthday - with respect to a
                 Participant who had earned 10 years of Accrual Service and died before age 55

             (2) the date of death - with respect to Participant's who had earned 10 years of Accrual Service and died after age 55

             (3) The Participant's Normal Retirement Date - with respect to
                 Participant's who died with less than 10 years of Accrual Service.

6.9 Form of Benefit Fixed as of Annuity Starting Date
--- -------------------------------------------------

         (a) General Rule. The form of any Plan benefit is fixed as of the Annuity Starting Date, and is not subject to change, except with respect to the provision of any survivor benefit under a QJSA or optional form of benefit.

         (b) QDRO Exception. Should a QDRO become effective after a Participant's Annuity Starting Date, the Plan payments may be divided, as provided for under the QDRO, but the total monthly payment that had been made monthly under Plan (before the QDRO) shall not be changed.


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


               ARTICLE VII. IN-SERVICE WITHDRAWAL AND RETURN OF
                                    CONTRIBUTIONS

7.1 In-Service Withdrawal of Pre-1970 Employee Contributions
--- --------------------------------------------------------

         (a) Withdrawal of Accumulated Contributions Benefit. A Contributing Participant may at any time prior to his Annuity Starting Date, by making Proper Application at least 30 days in advance, withdraw all of his Accumulated Contributions Benefit.

         (b) No Partial Withdrawal. Such a withdrawal must be made of all of the Participant's Contributory Benefit; no partial withdrawal shall be permitted.

         (c) Spouse' Consent Required. However, if the amount of a Participant's Contributory Benefit exceeds $5,000, then a married Participant may make such a withdrawal only if his spouse gives her written, notarized consent, under Committee procedures.


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


              ARTICLE VIII. THE TRUST, FUNDING AND CONTRIBUTIONS

8.1 Contributions to the Trust Fund
--- -------------------------------


         (a) General Rule. The Employer shall make contributions under this Plan to the Trust Fund at least once each quarter during each Plan Year. Notwithstanding the preceding sentence, the Committee may direct that Contributions be made on a different schedule, as permitted by the Code, without formal Plan amendment.

         (b) Amount of Contributions. The amount of such contributions shall be the amount recommended by the Plan's enrolled actuary, in compliance with the Code and ERISA, to fund Plan benefits.

         (c) No Contributions By Employees. Contributions by Employees shall not be permitted.

         (d) Determination of Necessary Contributions. An enrolled actuary hired by the Committee shall make an annual actuarial valuation to estimate the Employer contributions necessary under this Article.

8.2 The Trust
--- ---------

         (a) Trust Agreement. Amounts contributed to the Trust shall be managed and invested, according to the Trust Agreement.

         (b) Funding Policy. The Company shall, to the extent allowed under the Trust, establish a funding policy and method, consistent with the objectives of the Plan the applicable requirements of ERISA and the Code.


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


                     ARTICLE IX. AMENDMENT AND TERMINATION

9.1 Power to Amend Plan
--- -------------------

         (a) General Rule. The Company, by action of the Board, may, subject to this Section, at any time modify or amend, in whole or in part, any or all of the provisions of the Plan. Any such amendment shall be by an instrument in writing executed by the Board, under its by-laws. Upon the execution of any such instrument, the Plan shall be deemed to have been amended in the manner therein set forth.

         (b) Parties Bound. The Employer, the Trustee and each Employee, Participant, Former Participant, Eligible Spouse, Beneficiary or any person claiming under or through any of the foregoing shall be bound by any such amendment. However, no such amendment shall make it possible for any of the assets of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries, increase the duties or responsibilities of the Trustee without its consent thereto, or adversely affect any benefits accrued by any Participant prior to such amendment, except as provided in
             Article XI.

9.2 Power to Terminate Plan
--- -----------------------
         Although the Company intends to maintain the Plan indefinitely, the Company, by action of the Board, may terminate the Plan.

9.3 Allocation of Assets Upon Termination
-----------------------------------------

         (a) General rule. In the event of termination of the Plan, the Plan Administrator shall, subject to the approval of the Committee, allocate the assets of the Trust Fund that are available among the applicable Participants, Former Participants, and appropriate Beneficiaries in the manner set forth in Section 4044 of ERISA.

         (b) Full vesting upon termination or partial termination. Upon termination or partial termination of the Plan as to any Participants hereunder, all rights of such Participants to their accrued Plan benefits theretofore accrued shall become non-forfeitable to the extent then funded.


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

9.4 Reversion of Assets Upon Termination
--- ------------------------------------

         Any Trust Fund assets which remain by reason of actuarial error after all liabilities of the Plan to applicable Participants, Former Participants, and other persons have been satisfied and all expenses of terminating the Plan as to any such persons and liquidating the Trust Fund assets have been paid, shall upon direction of the Committee be paid to the Company, provided such payment does not contravene any applicable provisions of law.


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


                       ARTICLE X. LIMITATION OF BENEFITS

10.1 Construction
---- ------------

         The purpose of this Article is to comply with the provisions of section 415 of the Code, and all terms and provisions of this Article shall be interpreted and construed consistently with said provisions. The provisions of this Article shall apply notwithstanding any contrary provision of the Plan.

10.2 Definitions
---- -----------

         Solely for the purposes of this Article:

Annual Addition. "Annual Addition" means the sum for any Limitation Year of
(a) employer contributions to a plan (or portion thereof) subject to section 415(c) of the Code maintained by the Employer or an Affiliate, (b) forfeitures under all such plans (or portions thereof), if any, credited to employee accounts, (c) employee contributions under all such plans (or portions thereof), and (d) amounts described in section 419A(d)(2) of the Code (relating to post-retirement medical benefits of Key Employees (as defined in the Article entitled "Top Heavy Provisions.")) or allocated to a pension plan individual medical account described in section 415(l) of the Code to the extent includable for purposes of section 415(c)(2) of the Code. The employee contributions described in clause (c) shall be determined without regard to
(i) any rollover contributions, (ii) any repayments of loans, or (iii) any prior distributions repaid to a plan upon the exercise of buyback rights. Employer and employee contributions taken into account as Annual Additions shall include "excess contributions" as defined in section 401(k)(8)(B) of the Code, "excess aggregate contributions" as defined in section 401(m)(6)(B) of the Code and "excess deferrals" as described in section 402(g) of the Code (to the extent such deferrals are not distributed to the Participant before the April 15th following the end of the taxable year of the Participant in which such deferrals were made), regardless of whether such amounts are distributed or forfeited. The Annual Additions for any year beginning before January 1, 1987 shall be determined under the law as in effect for such year and shall not be recomputed to treat all employee contributions as Annual Additions.

Compensation Limit. "Compensation Limit" means 100% of the Participant's average annual Earnings for the three consecutive years in which his Earnings were highest.

Dollar Limit. "Dollar Limit" means, subject to the Section of this Article entitled "Protection of Current Accrued Benefit," $90,000 as adjusted from time to time (beginning in 1988) to reflect increases in the cost of living pursuant to applicable


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

regulations. The adjustment required pursuant to the preceding sentence for any year shall be the cost of living adjustment which is effective as of the January 1 which occurs in such year. No such adjustment shall be taken into account before the year for which such adjustment first takes effect.

Earnings. "Earnings" for any year shall have the meaning set forth in Treas. Reg. ss. 1.415-2(d)(11)(i).

10.3 Limitation on Annual Benefits
---- -----------------------------

         (a) Unadjusted Limit. If a Participant's Plan benefit is payable as a single life annuity or a QJSA, the annual amount of benefit payable to the Participant shall not exceed the lesser of the Dollar Limit or the Compensation Limit.

         (b) Optional Payment Forms. If a Participant's Plan benefit is payable in any form other than a single life annuity or a QJSA, the annual amount of benefit payable to the Participant shall not exceed the Actuarial Equivalent of a single life annuity which does not exceed the lesser of the Dollar Limit or the Compensation Limit. In making such actuarial adjustment, (a) the actuarial assumptions used shall be those set forth in the Plan, as appropriate according to the form and date of payment, provided that the interest assumption used shall generally not be less than 5%, and (b) no adjustment shall be made for any ancillary benefit provided under the Plan (if applicable) which is not directly related to retirement benefits, including, without limitation, disability benefits, medical benefits, and pre-retirement death benefits, and any death benefit coverage described in the Plan.

         (c) Multi-employer Plans. Any benefits provided under any multi-employer plan to which the Employer or any Affiliate is a party shall be taken into account under this Article only to the extent that the benefits provided under such plan exceed the benefits that would have been provided under such plan if the Participant had no service with the Employer or any Affiliate.

10.4 Adjustments for Early or Late Payment
---- -------------------------------------

         (a) Payments Starting Before Social Security Retirement Age But After Age 62. If a Participant's Plan benefit begins before his Social Security Retirement Age but on or after the date he attains age 62, the Dollar Limit shall be reduced: (1) if the Participant's Social Security Retirement Age is 65, by 5/9th of 1% for each month by which the


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

             commencement of payment of his Plan benefit precedes the month in which he attains age 65; or (2) if the Participant's Social Security Retirement Age is 66 or 67, by 5/9th of 1% for each of the first 36 months and 5/12th of 1% for each additional month by which the commencement of payment of his Plan benefit precedes the month in which he attains his Social Security Retirement Age.

         (b) Payments Starting Before Age 62. If a Participant's Plan benefit begins before age 62, the Dollar Limit shall be reduced in accordance with applicable regulations (using the actuarial assumptions set forth in the Actuarial Equivalent, this Plan, provided that the interest assumption used shall be not less than 5%), so that it is equivalent to the Dollar Limit as applied to a pension beginning at age 62.

         (c) Payments Starting After Social Security Retirement Age. If a Participant's Plan benefit begins after his Social Security Retirement Age, the Dollar Limit shall be increased in accordance with applicable regulations (using the actuarial assumptions set forth in the Actuarial Equivalent, provided that the interest assumption shall not exceed 5%) so that it is actuarially equivalent to the Dollar Limit as applied to a pension beginning at his Social Security Retirement Age.

10.5 Conditional Exemption for Pensions Under $10,000
---- ------------------------------------------------

         The Compensation Limit shall not be applicable to any Plan benefit with respect to a Participant for any year if (a) the annual amount of employer-provided retirement benefits payable with respect to such Participant under this Plan and all other defined benefit plans of the Employer and all Affiliates does not exceed $10,000 for such year or any prior year, and (b) such Participant never participated in any defined contribution plan maintained by the Employer or an Affiliate.

10.6 Participants with Fewer Than Ten Years of Service
---- -------------------------------------------------

         If a Participant has fewer than 10 years of Service in the aggregate with the Employer and all Affiliates at the time his Plan benefit starts, the Compensation Limit and the $10,000 limit described in the Section of this Article entitled "Conditional Exemption for Pensions under $10,000" shall be adjusted by multiplying such amounts by a fraction (a) the numerator of which is the Participant's number of years of Service (and fraction thereof) and (b) the denominator of which is 10. In no event shall such fraction be less than 1/10th.

10.7 Participants with Fewer Than Ten Years of Participation
---- -------------------------------------------------------


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


         If a Participant has been credited with fewer than 10 "Years of Participation," the Dollar Limit shall be adjusted by multiplying such amount by a fraction (a) the numerator of which is the Participant's number of Years of Participation in the Plan (and fraction thereof) and (b) the denominator of which is 10. In no event shall such fraction be less than 1/10th. "Years of Participation" means years of Service for which the Participant is credited with future Service benefits excluding any such year of Service credited (a) for a Plan Year prior to the Plan Year in which the individual first became a Participant, (b) for any period of disability during which the Participant was not permanently and totally disabled (within the meaning of section 22(e)(3) of the Code), and (c) for any period prior to the Effective Date.

10.8 Benefits Payable under More Than One Defined Benefit Plan
---- ---------------------------------------------------------

         If benefits that are subject to the limitations of section 415 of the Code are payable under any other defined benefit plan maintained by the Employer or an Affiliate, the benefits payable under this Plan, as limited by this Article, shall be subject to further limitation in order that the amount of employer-provided benefits payable under all defined benefit plans maintained by the Employer and all Affiliates shall not, in the aggregate, exceed the benefit limitations described in this Article. If a reduction in the benefits under such defined benefit plans in the aggregate is thus required, such reduction shall be applied in the reverse order in which benefits under,such plans would otherwise accrue except as any such other plan may otherwise expressly provide, provided that benefits under any multi-employer plan shall be reduced last.

10.9 Participation in Defined Contribution Plan
---- ------------------------------------------

         (a) Combined Limitation. Subject to the later paragraph of this Subsection, entitled "Adjustment of Defined Contribution Plan Fraction," if a Participant participates (or participated) in one or more defined contribution plans maintained by the Employer or an Affiliate (including any plan so considered as a result of any employee contributions to a defined benefit plan) the sum of his Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as of the close of any year shall in no event exceed
             1.0. In order to prevent such sum from exceeding 1.0, benefits under this Plan shall be reduced to the extent necessary for that purpose. Such reduction shall be made prior to any reduction of allocations of Annual Additions under such defined contribution plans which would otherwise be made in order to prevent such sum from exceeding 1.0.

         (b) Defined Contribution Plan Fraction Determination. For purposes of this Section, a Participant's "Defined Contribution Plan Fraction" shall


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

             be determined as follows:

             (1) Numerator. For any year, the numerator shall be the sum of the Annual Additions to the Participant's accounts under all such defined contribution plans maintained by the Employer or an Affiliate in such year and in all prior years.

             (2) Denominator. For any year, the denominator shall be the sum of the lesser of the following amounts, determined for such year and for each prior year of service with the Employer and all Affiliates as if the Participant were covered by a defined contribution plan maintained by the Employer or Affiliates for all such years, but were not covered by any defined benefit plan for any such year:

                 (A)   125% of the maximum dollar limitation
                       applicable to defined contribution plan
                       allocations for such year (as provided in section 415(c)(1)(A) of the Code determined without regard to section 415(c)(6)), or

                 (B) 35% of the Participant's Earnings for such year.

         (c) Notwithstanding the foregoing, in computing the denominator of the Defined Contribution Plan Fraction for any year ending after 1982, the Committee may elect to determine the portion of such denominator which relates to 1982 and prior years under the method described in section 415(e)(6) of the Code, in lieu of the method described above. Such election may be made at such time and in such manner as may be provided in applicable Treasury regulations.

         (d) Defined Benefit Plan Fraction Determination. For purposes of this Section, a Participant's "Defined Benefit Plan Fraction" shall be determined as follows for any year:

             (1) Numerator. The numerator shall be the total projected annual benefit (as defined in section 415(b)(2) of the Code) of the Participant under all defined benefit plans maintained by the Employer or any Affiliate as of the close of such year, as determined for each such plan for purposes of section 415(e)(2)(A) of the Code, disregarding benefits derived from employee contributions.

             (2) Denominator. The denominator shall be the lesser of the following amounts:

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



                  (i) 125% of the Dollar Limit, deter mined after giving effect to the Section of this Article entitled "Protection of Current Accrued
                        Benefit", or

                  (ii)  140% of the Compensation Limit.

                 For purposes of computing the denominator of the Defined Benefit Plan Fraction, (A) the Dollar Limit and the Compensation Limit shall be determined as if years of Service for purposes of the Section of this Article entitled "Participants with Fewer than Ten Years of Service" included future years before the Participant will attain age 65, provided that the year in which the Participant will attain age 65 shall not count as a future year unless it can be reasonably anticipated that the Participant will receive a year of Service for such year and (b) the Dollar Limit shall be determined as if all years of Service (determined after application of clause (A) above) were Years of Participation (and fractions thereof) solely for purposes of the Section of this Article entitled "Participants with Fewer than Ten Years of Participation."

             (e) Adjustment of Defined Contribution Plan Fraction. If the sum
                 of a Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction determined as of December 31, 1986 would have exceeded 1.0 had the provisions of this Article as in effect after December 31, 1986 been used to compute such sum, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) so that the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as of the first day of the Limitation Year beginning in 1987 does not exceed
                 1.0. Such amount shall be equal to the product of:

             (1) the sum of the Defined Contribution Plan Fraction plus the
                 Defined Benefit Plan Fraction as of the determination date minus one, times

             (2) the denominator of the Defined Contribution Plan Fraction as of the determination date.

10.10 Limitation Year
----- ---------------

         All determinations under this Article shall be made by reference to the Limitation Year, which shall be the Plan Year.

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10.11 Protection of Current Accrued Benefit
----- -------------------------------------

         If a Participant's Plan benefit, determined as if the Participant had terminated employment as of the close of 1986 and expressed in the form of a Qualified Joint and Surviving Spouse Annuity or a single life annuity, as of January 1, 1987 exceeds the limitations of this Article, then the Dollar Limit with respect to such Participant shall be equal to his Plan benefit determined as described in this Section. The Dollar Limit as so determined shall include optional benefit forms and early retirement benefits or retirement subsidies that are protected under section 411(d)(6) of the Code, whether or not the Participant has met all the requirements to qualify for such forms or benefits or subsidies, if and to the extent that they remain so protected as of the date on which the limitations of this Article are applied.

10.12 Rules Regarding 25 Top-Paid Employees
----- -------------------------------------

         (a) For purposes of this Section, the following terms shall have the indicated meaning:

             Benefits. The term "Benefits" means the sum of the Participant's accrued benefit and all other benefits to which he is entitled under the Plan.

             Restricted Participant. The term "Restricted Participant" means, with respect to a Plan Year, a Highly Compensated Employee who is a Participant and who, if there are more than 25 Highly Compensated Employees, is one of the 25 Highly Compensated Employees with the highest Total Annual Pay. An individual who is a Restricted Participant in a Plan Year shall be a Restricted Participant in a subsequent Plan Year only if he satisfies the conditions of the previous sentence in that subsequent Plan Year. If more than one individual has the same Total Annual Pay, the younger individual shall be deemed to have the higher Total Annual Pay.

             Total Annual Pay. The term "Total Annual Pay" means, with respect to any Plan Year, (a) in the case of a Highly Compensated Employee who is not currently employed by the Employer or an Affiliate, the greater of his Earnings (as defined in this Article) for the Plan Year he ceased to be employed by the Employer or an Affiliate or his Earnings for the Plan Year immediately preceding such Plan Year and (b) in the case of a Highly Compensated Employee who is currently employed by the Employer or an Affiliate, the greater of his Earnings for the Plan Year in question or for the prior Plan Year.


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         (b) Limitation on Distributions. Subject to the further provisions of this Section, a Restricted Participant may not receive his benefits under this Plan in the form of a single sum payment, or other benefit form under which payments during a single year would exceed the annual payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of his Benefits (other than benefits described in paragraph (c)(1) of this Section.

         (c) Application of Limitation. The limitation of this Section shall not apply to:

             (1) payment of benefits attributable to transferred balances from defined contribution plans or to employee contributions,

             (2) any payment, if the value of Plan assets after such payment equals or exceeds 110 percent of the value of the Plan's "current liabilities" (within the meaning of section 412(l)(7) of the Code), or

             (3) any payment, if the value of the Restricted Participant's benefits is less than one percent of the value of such "current liabilities."

         (d) Changes in Law. In the event that Congress should provide by statute, or the Internal Revenue Service should provide by regulation or ruling, that the limitations set forth in this section are no longer necessary for the Plan to meet the requirements of section 401(a) of the Code or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without the necessity of further amendment to the Plan.


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                        ARTICLE XI. GENERAL PROVISIONS

11.1 No Contract of Employment
---- -------------------------

         Nothing contained in the Plan shall be construed as a contract of employment between the Company, the Employer and any Employee, and the Plan shall not afford an Employee a right of continued employment with the Company or the Employer.

11.2 Employer Not Liable for Plan Benefits
---- -------------------------------------

         All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Company nor the Employer assumes any liability or responsibility therefor.

11.3 Exclusive Benefit and Return of Employer Contributions
---- ------------------------------------------------------

         (a) General Rule. Except as provided in this Section, the assets of the Trust Fund shall be used for the exclusive purposes of providing Plan benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

         (b) Tax Deductibility. Contributions are always conditioned upon their deductibility under Code Section 404.

         (c) Return of Contributions. Contributions may be returned to the Company only:

             (1) if a contribution is made to the Trust Fund by the Company
                 (or the Employer) by a mistake of fact, then such contribution may be returned to the Company within one year after the payment of the contribution;

             (2) if any part or all of a contribution is disallowed as a deduction under Section 404 of the Code, then to the extent a contribution is disallowed as a deduction it may be returned to the Company within one year after the disallowance;

             (3) if the Internal Revenue Service initially determines that the
                 Plan does not meet the requirements of Section 401(a) of the Code, the Plan shall be null and void from the Effective Date and any contributions shall be returned to the Company less expenses paid unless the Company elects to make the changes to the Plan

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

                 necessary to receive a determination from the Internal Revenue Service that the requirements of Section 401(a) are met;

             (4) if the Plan has been terminated, and the rules set out in
                 Section 9.4 are met, then the excess Plan assets shall revert to the Company.

11.4 Tax Withholding
---- ---------------
         The Committee hereby specifically delegates to the Trustee the responsibility to be liable for income tax withholding, and to withhold the appropriate amount from any payment made from the Trust to any payee under the provisions of applicable law and regulation.

11.5 Incompetency or Minority of Payee
---- ---------------------------------

         (a) General Rule. In the event the Committee determines in its discretion that any Participant or Beneficiary, receiving or entitled to receive benefits under the Plan is incompetent to care for his affairs, and in the absence of the appointment of a legal guardian of the property of the incompetent, benefit payments due under the Plan (unless prior claim thereto has been made by a duly qualified guardian, committee or other legal representative) may be made to the spouse, parent, brother or sister or other person, including a hospital or other institution, deemed by the Committee to have incurred or to be liable for expenses on behalf of such incompetent

         (b) Payment to Adult. In the absence of the appointment of a legal guardian of the property of a minor, any minor's share of benefits payable under the Plan may be paid to such adult or adults as in the discretionary opinion of the Committee have assumed the custody and principal support of such minor.

         (c) Legal Guardian May Be Required. The Committee, however, in its sole discretion, may require that a legal guardian for the property of any such incompetent or minor be appointed, before authorizing the payment of benefits in such situations.

         (d) Court Determination. If the Committee is in doubt as to the right of any person to receive a Plan benefit, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate


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             jurisdiction.

         (e) No Verification or Insurance Required. The Trustee shall not be required to verify or insure that any distributions made to any third parties under this Section are applied for the benefit of such minor or incompetent or incapacitated Beneficiary.

11.6 Missing Payees
---- --------------

         If all or portion of a Participant's vested Plan benefit becomes payable under the Plan and the Committee after a reasonable search cannot locate the Participant (or his Beneficiary if such Beneficiary is entitled to payment), then, five years after the Participant's benefit first became payable under the Plan, a notice shall be mailed to the last known address of the Participant. If the Participant does not respond within three months, the Committee may elect, upon advice of counsel, to remove all records of the Participant's accrued benefit from the Plan's current records and that benefit shall be used to offset future Employer contributions. If the Participant or his Beneficiary subsequently presents a valid claim for benefits to the Committee, the Committee shall restore and pay the appropriate Plan benefit.

11.7 Alienation and QDROs
---- --------------------

         (a) General Rule. Except as provided in this Section, no accrued Plan benefit whether vested or not, shall be subject to alienation, assignment, pledging, encumbrance, attachment, garnishment; including but not limited to execution, sequestration, or other legal or equitable process, or transferability by operation of law in the event of bankruptcy, insolvency or otherwise.

         (b) QDRO Exception. The provisions of the preceding paragraph shall not prevent the creation, assignment or recognition of any individual's right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order
             (QDRO).

         (c) QDRO Definition. "Qualified Domestic Relations Order" or "QDRO" shall mean any judgment, decree or order which (1) meets the basic requirements of Code Section 414(p) and further (2) meets the QDRO requirements set out in the Plan procedures, concerning domestic relations orders, as determined by the final, discretionary authority of the Committee.

         (d) QDRO Procedures. The Committee shall establish reasonable procedures to determine whether a domestic relations order is a QDRO


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             and to administer distributions under a QDRO. If any domestic relations order is received by the Plan, the Committee shall (1) promptly notify the Participant and any Alternate Payee that the order has been received and of the Plan's procedures for determining whether the order is a QDRO and (2) notify the Participant and each Alternate Payee (or their representatives) of the Committee's determination.

         (e) Definition of Alternate Payee. "Alternate Payee" shall mean any spouse, former spouse, child or other dependent of a Participant recognized by a proper domestic relations order as having a right to receive all, or a portion of, a Participant's benefits under the Plan, as prescribed under Code Section 414(p).

         (f) Court Order After Death. Should any court order be issued after a Participant's or Alternate Payee's death, it will be considered a QDRO only if it (1) relates to and reflects an earlier order issued before death, and (2) meets the QDRO requirements.

         (g) Committee Authority. The Committee shall have final, discretionary authority to administer and interpret any QDRO, including any uncertain terms.

11.8 Notice to Committee, Elections
---- ------------------------------

         Any election made or notice given by a Participant pursuant to the Plan shall be in writing to the Committee or to such representative as may be designated by it for such purpose and shall be deemed to have been made or given on the date received by the Committee or its representative.

11.9 Merger or Transfer With Other Plans
---- -----------------------------------

         The Board shall have the power to fully or partially merge or consolidate this Plan with any other plan. In the event of any merger or consolidation of the Plan (by action of the Board) with, or a transfer of the assets and liabilities of the Plan to, any other plan, each Participant must (if such other plan were terminated immediately after such merger, consolidation or transfer) receive a benefit under such other plan which is equal to or greater than the benefit he would have been entitled to receive under the Plan (if the Plan had been terminated immediately prior to such merger, consolidation or transfer).

11.10 Fiduciaries
----- -----------

         Any person or group of persons may serve in more than one fiduciary capacity


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with respect to the Plan.

11.11 Plans Shall Comply with Law; and Choice of Law
----- ----------------------------------------------

         It is intended that the Plan conform to and meet the applicable requirements of ERISA and the Code. Except to the extent preempted by ERISA, the validity of the Plan or of any of its provisions shall be determined under, and it shall be construed and administered according to, the laws of the State of New York (including its statute of limitations and all substantive and procedural law, and without regard to its conflict of laws provisions).

11.12 Deemed Distribution of Unvested Amounts
----- ---------------------------------------

         Notwithstanding any contrary provision of the Plan, in the event that
(a) a Participant separates from the Service with the Company, and (b) the Participant has not, as of the date he separates from service, met the Service and other requirements that would enable him to be 100% vested in all his accrued Plan benefits, then, (c) as of the date he separates from Service, he shall be deemed to have received a distribution of his unvested accrued benefits under the Plan. The amount of this deemed distribution shall be zero. Following this deemed distribution, the Participant's remaining accrued Plan benefits shall be only those benefits in which is 100% vested.

11.13 Gender and Number
----- -----------------

         Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

11.14 Headings
----- --------

         The headings of Sections and Articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

11.15 Illegality of Particular Provisions
----- -----------------------------------

         The illegality of any particular provision of this Plan shall not affect the other provisions thereof, but the Plan shall be construed in all respects as if such invalid provision were omitted.


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11.16 Receipt and Release for Payments
----- --------------------------------

         Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for each Participant, or Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee, the Company, and the Employer, any of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or the Company.

11.17 Action by the Company
----- ---------------------

         Whenever the Company under the terms of this Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

11.18 Mistaken Payments
----- -----------------

         No Participant or Beneficiary shall have any right to any payment made (a) in error, (b) in contravention to the terms of the Plan, the Code, or ERISA, or (c) because the Committee or its delegates were not informed of any death. The Committee shall have full rights under the law and ERISA to recover any such mistaken payment, and the right to recover attorney's fees and other costs incurred with respect to such recovery. Recovery shall be made from future Plan payments, or by any other available means.

11.19 Participants and Beneficiaries Bound by the Plan
----- ------------------------------------------------

         All Employees, Participants, Beneficiaries, as well as their heirs, successors, and assigns shall be bound by the terms of this Plan.

11.20 Direct Rollover Distributions to Other Plans or IRAs
----- ----------------------------------------------------

         (a) General Rule. A Distributee (as defined in this Section) may elect, under Plan procedures, to have all or any portion of his proper Plan distribution transferred in a trust-to-trust transfer from the Trust Fund to another qualified plan, certain "IRAs" and certain other vehicles, subject to the restrictions of this Section.

         (b) Definition of "Distributee". For the purposes of this Section only, a "Distributee" is a Participant, Former Participant, surviving spouse, or Alternate Payee, who is eligible under the Plan and Plan procedures to

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             receive any Plan distribution. Distributees shall not include any other non-spouse Beneficiary.

         (c) Limits on Distributions Eligible for Direct Rollover. Generally, all or any portion of the accrued, vested Plan benefit payment attributable to the Distributee would be eligible for a trust-to-trust transfer under this Section, provided that the amount is includable in gross income. However, the following distributions are not eligible:

             (1) periodic payments paid out over the life or life expectancy of the Distributee (or joint lives of the Distributee and his Beneficiary);

             (2) equal installment payments scheduled to be made over 10 or more years;

             (3) the portion of any distribution that is required to be paid under Code Section 401(a)(9).

         (d) Limits on recipient plans and IRAs. A trust-to-trust transfer from the Trust Fund under this Section can be made only to the trustee or custodian of one of the following "eligible retirement plans" listed below, provided that the transfer is made under Plan procedures, and that the trustee or custodian accepts the trust-to-trust transfer. However, only one trust-to-trust transfer can be made with respect to any single distribution. Such "eligible retirement plans" are:

             (1) a qualified defined contribution plan;

             (2) an individual retirement account or "IRA," which holds or which will hold only amounts attributable to qualified employer plans, as described by Code Section 408(d)(3);

             (3) an individual retirement annuity described in Code Section
                 408(b); and

             (4) an annuity plan described in Code Section 403(a).

         (e) Limits on direct rollovers made by surviving spouses. Distributees who are surviving spouses, but who are not alternate payees as described by Code Section 414(p), will be able to elect a trust-to-trust transfer only to an IRA or an individual retirement annuity, subject to all of the preceding rules of this Section.


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11.21 Transfers Among Affiliates
----- --------------------------

         (a) Service among Affiliates credited for eligibility and vesting. Generally, Service performed for the Employer or any Affiliate will be credited among all Affiliates for the purposes of eligibility and vesting. Should a Plan Participant be transferred and become an Employee of an Affiliate, then he may be eligible to immediately become a participant in the new employer's plan, provided that (i) he has sufficient Service under the new plan's eligibility provisions and (2) he has submitted to the new plan all the proper forms by the appropriate deadline.

         (b) Vesting continues after transfer. Any Participant who transfers employment to an Affiliate shall not be treated as having terminated employment for vesting and distribution purposes. That is, his vesting under the Plan shall continue during his Service with the Affiliate, and he may not receive a distribution of Plan benefits until his Service with the Employer and any Affiliate ceases (or until the April 1, following the year he reaches age 70 1/2 or retires). However, no Accrual Service shall accrue under this Plan, upon his transfer to the Affiliate.

         (c) Transfer following a Break in Service. This Subsection (c) concerns the situation of an individual who has worked for the Employer or an Affiliate, terminates employment from that employer, but does not immediately transfer to the Employer or an Affiliate. Instead, this Subsection (c) concerns those individuals who incur a period during which they are not employed by the Employer or an Affiliate, and then, subsequently, become reemployed by the Employer or an Affiliate.

             (1) If such an individual (described in the introductory
                 paragraph of this Subsection (c) does not incur a Break in Service prior to his subsequent reemployment with the Employer or an Affiliate (determined under the sole discretion of the administrator of the new employer's plan under the terms of that plan), then the period of time preceding his employment with the Employer or an Affiliate (following his termination with the Employer or Affiliate) shall be credited for the purpose of eligibility and vesting.

             (2) If such an individual has incurred a Break in Service
                 (determined under the sole discretion of the administrator of the new employer's plan, under the terms of that plan) then the terms of the new employer's plan shall govern how the individual's total service among the Employer and all Affiliates shall be credited, for the purposes of the new employer's plan.

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             (3) If an individual described in this Subsection (c) has
                 incurred one or more Breaks in Service under the terms of his first employer's plan, and has consequently lost the recognition of pre-Break in Service under the first employer's plan, then any provisions in the first employer's plan regarding (i) repayment of distributed amounts back into the first employer's plan, within five years of "rehire" by the Employer or an Affiliate in order to have forfeited amounts restored by the first employer's plan and pre-Break Service recognized by both plans and (ii) completing one year of Service with the new employer in order to have forfeited amounts restored under the former employer's plan and pre-Break Service recognized by both plans must be acknowledged and effected by the administrator of the new employer's plan, as if these provisions in the first employer's plan were fully a part of the new employer's plan. It will therefore be necessary for the administrators of the two plans to share information concerning the individual.


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                       ARTICLE XII. TOP-HEAVY PROVISIONS

12.1 Applicable Plans Included in Determination of "Top Heavy" Status
---- ----------------------------------------------------------------

         For purposes of this Article, "Applicable Plans" shall include (a) each plan of the Employer or an Affiliate in which a Key Employee (as defined in the next Section for this Plan, and as defined in section 416(i) of the Code for each other Applicable Plan) participates and (b) each other plan of the Employer or an Affiliate which enables any plan described in clause (a) of this sentence to meet the requirements of section 401(a)(4) or 410 of the Code. Any plan not required to be included under the preceding sentence may also be included, at the option of the Committee, provided that the requirements of sections 401(a)(4) and 410 of the Code continue to be satisfied for the group of Applicable Plans after such inclusion. Applicable Plans may include terminated plans, frozen plans and, to the extent that benefits are provided with respect to Service with the Employer or an Affiliate, multi-employer plans (described in section 414(f) of the Code) and multiple employer plans (described in section 413(c) of the Code) to which the Employer or an Affiliate makes contributions.

12.2 "Key Employee"
---- --------------

         For purposes of this Article, "Key Employee" shall mean an employee (including a former employee, whether or not deceased) of the Employer or an Affiliate who, at any time during a given Plan Year or any of the four preceding Plan Years, is one or more of the following:

         (a) An officer of the Employer or an Affiliate having "compensation" (as defined in section 414(q)(7) of Code) ("Top-Heavy Compensation") greater than fifty percent (50%) of the maximum dollar limitation described in the Article entitled "Limitation of Benefits" for any such Plan Year; provided, that the number of employees treated as officers shall be no more than 50 or, if fewer, the greater of three employees or 10% of the employees (including leased employees as described in Code Section 414), exclusive of employees described in section 414(q)(8) of the Code.

         (b) One of the 1) employees (a) having Top-Heavy Compensation of more than the maximum dollar limitation for defined contribution plans in effect under section 415(c)(1)(A) of the Code and (b) owning (or considered as owning, within the meaning of section 416(i) the Code), the largest percentage interests in value of the Employer or an Affiliate, provided that such percentage interest exceeds 0.5% in value. If two employees have the same interest in the Employer or an Affiliate, the


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             employee having the greater Top-Heavy Compensation shall be treated as having the larger interest.

         (c) A person owning or considered as owning, within the meaning of section 416(i) of the Code, more than 5% of the outstanding stock of the Employer or an Affiliate, or stock possessing more than 5% of the total combined voting power of all stock of the corporation (or having more than 5%) of the capital or profits interest in the Employer or an Affiliate that is not a corporation, determined under similar principles).

         (d) A 1% owner of the Employer or an Affiliate having Top-Heavy Compensation of more than $150,000. "One-percent owner" means any person who would be described in the preceding paragraph if "1%" were substituted for "5%" in each place where it appears therein.

12.3 "Top Heavy" Test
---- ----------------

         In any Plan Year during which the sum, for all Key Employees (as defined in this Section and as defined in section 416(i) of the Code for each other Applicable Plan) (and their beneficiaries) of the present value of the cumulative accrued benefits under all Applicable Plans which are defined benefit plans (determined based on an interest assumption of 5% and the UP-1984 mortality table) and the aggregate of the accounts under all Applicable Plans which are defined contribution plans, exceeds 60% of a similar sum determined for all participants in such plans (but excluding participants who are former Key Employees), the Plan shall be deemed "Top Heavy". Solely for purposes of determining whether this Plan or any other Applicable Plan is "Top Heavy" for a given Plan Year, the accrued benefit of a participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all Applicable Plans that are defined benefit plans maintained by the Employer or an Affiliate, or (b) if there is no method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

12.4 Determination Dates
---- -------------------

         The determination as to whether this Plan is "Top Heavy" for a given Plan Year shall be made as of the last day of the preceding Plan Year (the "Determination Date"); and other Applicable Plans shall be included in determining whether this Plan is "Top Heavy" based on the determination date (as defined in section 414(g)(4)(C) of the Code) for each such plan which occurs in the same calendar year as such Determination Date for this Plan. The date on which plan benefits are valued for the purpose of determining the topheaviness of any Applicable Plan which


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is a defined benefit plan shall be the most recent valuation date used for determining such plan's minimum funding requirements that occurs during the 12-month period ending on the Determination Date. The date on which plan assets are valued for the purpose of determining the topheaviness of an Applicable Plan which is a defined contribution plan is the most recent valuation date used for valuing plan assets that occurs during the 12-month period ending on the Determination Date.

12.5 Add-Back of Prior Distributions
---- -------------------------------

         Subject to the next Section, distributions from the Plan or any other Applicable Plan during the five-year period ending on the applicable determination date shall be taken into account in determining whether the Plan is "Top Heavy."

12.6 Former Employees Disregarded after Five Plan Years
---- --------------------------------------------------

         Benefits and distributions under this Plan or any other Applicable Plan shall not be taken into account with respect to any individual who has not performed any services as an employee for the Employer or an Affiliate at any time during the five-year period ending on the applicable determination date.

12.7 Compliance with Section 416 of the Code
---- ---------------------------------------

         The calculation of the Top-Heavy ratio, and the extent to which distributions, amounts attributable to rollovers or similar transfers to and from this Plan or any other Applicable Plan shall be taken into account in accordance with section 416 of the Code and applicable regulations.

12.8 Beneficiaries
---- -------------

         The terms "Key Employee" and, for purposes of this Article "participant" include their beneficiaries.

12.9 Provisions Applicable in "Top Heavy" Plan Years
---- -----------------------------------------------

         For any Plan Year in which the Plan is deemed to be "Top Heavy", the following provisions shall apply:

         (a) Minimum Accrued Benefit. The accrued benefit derived from Employer contributions under the Plan of each Participant who is not a Key Employee, expressed as an annual benefit in single life annuity form beginning at Normal Retirement Date, shall be at least (a) 2% of the average of such Participant's Top-Heavy Compensation not in excess of the limits under section 401(a)(17) of the Code, for the five calendar


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             years in which such average is highest (excluding any such year after the Plan ceased to be "Top Heavy" or during which the Participant had less than 1,000 Hours of Service) multiplied by
             (b) the number of Plan Years beginning on or after January 1, 1984 during which the Plan is "Top Heavy" and he has at least 1,000 Hours of Service, but not more than 10 years. The foregoing provisions of this paragraph shall apply before the corresponding provision of any Applicable Plan that is a defined contribution plan, and shall, to the extent necessary or appropriate, be deemed satisfied in whole or in part by benefits to the Participant provided under any other Applicable Plan, including without limitation, the actuarial equivalent of accumulated account balances derived from employer contributions under any defined contribution plan (other than employer contributions described in section 401(k) of the Code). A Participant's accrued benefit, determined as of the last day of any Plan Year in which the Plan ceases to be "Top Heavy", shall not be reduced because the Plan ceased to be "Top Heavy".

         (b) Adjustment of Combined Limits. Except as otherwise provided by law, "125%" in the Article entitled Limitation of Benefits shall become "100%" unless the following conditions are met:

            (a) the percentage described in the Top-Heavy Test in this Article does not exceed 90%, and

            (b) the Company amends paragraph (a) of this Section to substitute
                "3%" for "2%" therein.

                Notwithstanding any other provision of this Plan, if the sum of the combined limitation fractions described in the Article entitled Limitation of Benefits, calculated by substituting "100%" for "125%" therein, for any Participant exceeds 100% for the last Plan Year before the Plan becomes "Top Heavy", such fractions shall be adjusted, in accordance with applicable regulations, so that their sum does not exceed 100% for such Plan Year.

         (c) Vesting. Any Participant shall be vested in his accrued benefit derived from employer contributions on a basis at least as favorable as is provided under the following schedule:

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       Completed
 Years of Vesting Service                             Nonforfeitable Interest
--------------------------                           -------------------------
         2                                                    20%
         3                                                    40
         4                                                    60
         5                                                    100

         In any Plan Year in which the Plan is not deemed to be "Top Heavy", the minimum vested percentage shall be no less than that which was determined as of the last day of the last Plan Year in which the Plan was deemed to be "Top Heavy".

         IN WITNESS WHEREOF, this L-3 Communications Corporation Pension Plan is hereby adopted effective April 30, 1997.

                                              L-3 COMMUNICATIONS CORPORATION

                                              By:_______________________________

                                              Title:____________________________

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                    EXHIBIT A. ACTUARIAL EQUIVALENT FACTORS


         1. Conversion of life annuity into 50% joint and survivor annuity -- multiply life annuity benefit by 86% minus (or plus) 0.6% for each full year the Participant is older (or younger) than age 65, minus (or plus) 0.5% for each full year the Participant is older (or younger) than the Eligible Spouse.

         2. Conversion of life annuity into 100% joint and survivor annuity -- multiply life annuity benefit by 75% minus (or plus) 0.6% for each full year the Participant is older (or younger) than age 65, minus (or plus) 1.0% for each full year the Participant is older (or younger) than the Eligible Spouse.

         3. Conversion of life annuity into life annuity with 10-year period certain guarantee -- multiply life annuity benefit by 91% plus 0.7% for each full year the Participant is younger than age 65, or minus 0.7% for each full year the participant is older than age 65.

         4. Conversion of life annuity into life annuity with 15-year period certain guarantee -- multiply life annuity benefit by 82.5% plus 1.3% for each full year the Participant is younger than age 65, or minus 1.3% for each full year the Participant is older than age 65.

         5. Conversion of life annuity into life annuity with 20-year period certain guarantee -- multiply life annuity benefit by 74% plus 1.6% for each full year the Participant is younger than age 65, or minus 1.6% for each full year the Participant is older than age 65.

         6. All other conversions -- use 1971 Group Annuity Mortality Table assuming an 80% male mix and 7% annual interest (5% annual interest for purposes of Article X); provided, however, that for purposes of converting a retirement benefit or spouse's benefit into a lump sum, the lump sum will be determined on the basis of the Pension Benefit Guaranty Corporation interest rate for immediate and deferred annuities on plan terminations in effect on the January 1 of the calendar year in which such lump sum is paid.

             NOTE: All ages are to be determined as age at nearest birthday; and
                   all conversion factors are not to exceed 99%.

         7. In determining the present value of any vested accrued benefit under this Plan, the interest rate used shall be no greater than the rate that would be used, as of the distribution date, by the Pension Benefit Guaranty Corporation for the purposes of determining the present value of a distribution (immediate or deferred, as is applicable) on plan termination (the "Applicable Interest Rate"). The



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Applicable Interest Rate used shall be the rate in effect by the PBGC on the first day of the calendar year that contains the relevant Annuity Starting Date. The Applicable Interest Rate shall be used only if the present value of the vested accrued benefit is $25,000 or less, (as a result of using the Applicable Interest Rate).

         8. However, if after using the Applicable Interest Rate, the present value of the vested accrued benefit exceeds $25,000, then the present value shall be recalculated, using an interest rate that is no greater than 120% of the Applicable Interest Rate. However, in this event, the distributed amount shall not be reduced to any amount below $25,000.

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                       EXHIBIT B. CONTRIBUTORY BENEFITS


                                               Monthly Amount of Contributory
Name of Contributory                           Benefit Payable as a Life
Participant                                    Annuity Commencing at Age 55
----------------------                       ---------------------------------
BENENSON, C.                                             187.77
CARROLL, MELVIN                                           69.84
CIPRIANI, PHILIP                                          63.69
DAVIS, ALLEN H.                                           47.92
GLEIMER, LEON                                             35.29
HISCHE, EDWARD H.                                         16.11
IERVOLINO, NICK                                           45.24
IRIZARRY, REYNALDO                                         3.92
MARCIANO, JOHN                                             9.99
OWSICK, ALEXANDER                                         37.54
PENN, HAROLD                                             144.67
PLOTKIN, MURRAY                                           55.07
SACKS, MARVIN                                             69.97
SCHWARTZ, WALTER                                          30.30
SOLOMON, MURRAY                                          161.58
TURF, HAROLD                                              32.99
WONG, KENNETH L.                                          74.37

                                                 L-3 Communications Corporation
                                                                   Pension Plan


                                       3